Exhibit 10.72
STATE OF VIRGINIA
CITY OF WAYNESBORO
This instrument was prepared by:
Monique Olivier, Esq.
Pepler Mastromonaco LLP
100 First Street, 25th Floor
San Francisco, CA 94105
Recording requested by
and when recorded return to:
WELLS FARGO BANK, N.A.
Commercial Mortgage Origination
5938 Priestly Drive, Suite 200
Carlsbad, California 92008

Attention:	CMO Loan Admin.
Loan No.:	02-62113748
Unit No.:	568
Tax Parcel No.:	50-(3)-2

DEED OF TRUST,
ABSOLUTE ASSIGNMENT OF RENTS AND LEASES
AND
SECURITY AGREEMENT
(AND FIXTURE FILING)
This DEED OF TRUST, ABSOLUTE ASSIGNMENT OF RENTS AND LEASES AND SECURITY AGREEMENT (AND FIXTURE FILING) (this “Deed of Trust”), dated as of August 31, 2009 (the “Effective Date”), is executed by COLE CB WAYNESBORO VA, LLC, a Delaware limited liability company (“Grantor”), with an office at c/o Cole REIT III Operating Partnership, LP, 2555 E. Camelback Road, Suite 400, Phoenix, Arizona 85016, grantor for indexing purposes, in favor of ALEXANDER TITLE AGENCY, INCORPORATED, a Virginia corporation, as Trustee (“Trustee”), grantee for indexing purposes ,whose mailing address is 5875 Trinity Parkway Suite 210, Centreville, Virginia 20120, for the benefit of WELLS FARGO BANK, NATIONAL ASSOCIATION (“Lender”), with a mailing address of 5938 Priestly Drive, Suite 200, Carlsbad, California 92008.
DEED OF TRUST (VIRGINIA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113748/Store No. 568

RECITALS:
A.	Grantor, as Borrower, proposes to borrow from Lender, and Lender proposes to lend to Grantor, the total principal sum of ONE MILLION FOUR HUNDRED TWENTY THOUSAND AND 00/100THS DOLLARS ($1,420,000.00) (the “Loan”). The Loan is evidenced by that certain Secured Promissory Note of even date herewith, in the principal amount of the Loan, executed by Grantor to Lender (the “Note”).
B.	The loan documents include this Deed of Trust, the Note and the other documents described in the Note as Loan Documents (“Loan Documents”).
ARTICLE 1 DEED OF TRUST
1.1.	GRANT. For the purposes of and upon the terms and conditions of this Deed of Trust, Grantor hereby has bargained, sold, given, granted and conveyed and does by these presents bargain, sell, give, grant and convey to Trustee, his heirs, successors and assigns, in trust, WITH POWER OF SALE for the benefit of Lender, with all privileges and appurtenances thereto belonging, to Lender, his heirs, successors and assigns, forever upon the trusts, terms and conditions and for the uses hereinafter set forth, all estate, right, title and interest which Grantor now has or may hereafter acquire in, to, under, or derived from any or all of the following: (a) that real property (“Land”) located in county of Augusta, Virginia, and more particularly described on Exhibit A attached hereto and incorporated herein by this reference; (b) all buildings, improvements and fixtures now or hereafter located on the Land; and (c) all additions, accretions, rents, issues, profits, royalties, appurtenances, easements, water, water rights, water stock, minerals, oil rights, gas rights, air rights and other rights now or hereafter appurtenant or related to the Land. All of the foregoing property is hereinafter collectively defined as the “Property.” The listing of specific rights or property shall not be interpreted as a limitation of general terms.

TO HAVE AND TO HOLD the Property and all the estate, right, title and interest in law and in equity, of Grantor in and to the Property, unto Trustee, its successors and assigns in fee simple forever, upon the trusts, terms and conditions, and for the uses hereinafter set forth.
ARTICLE 2 OBLIGATIONS SECURED
2.1.	OBLIGATIONS SECURED. Grantor makes the foregoing grant and assignment and those set forth in Articles 3 and 4 hereof and elsewhere herein for the purpose of securing the following obligations (“Secured Obligations”):
a.	Full and punctual payment to Lender of all sums at any time owing under the Note;

b.	Payment and performance of all covenants and obligations of Grantor under this Deed of Trust including, without limitation, indemnification obligations and advances made to protect the Property;

c.	Payment and performance of all additional covenants and obligations of Grantor under the Loan Documents;
DEED OF TRUST (VIRGINIA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113748/Store No. 568

d.	Payment and performance of all future advances and other obligations that the then record owner of all or part of the Property may agree to pay and/or perform (whether as principal, surety or guarantor) for the benefit of Lender, when the obligation is evidenced by a writing which recites that it is secured by this Deed of Trust;

e.	Payment and performance under any swap, derivative, foreign exchange or hedge transaction or arrangement or similar transaction or arrangement howsoever described or defined at any time entered into between Grantor and Lender in connection with the Note (“Swap Agreement”);

f.	All interest and charges on all obligations secured hereby including, without limitation, prepayment charges, late charges and loan fees;

g.	All modifications, extensions and renewals of any of the obligations secured hereby, however evidenced, including, without limitation: (i) modifications of the required principal payment dates or interest payment dates or both, as the case may be, deferring or accelerating payment dates wholly or partly; and (ii) modifications, extensions or renewals at a different rate of interest whether or not any such modification, extension or renewal is evidenced by a new or additional promissory note or notes; and

h.	Payment and performance of any other obligations which are defined as “Secured Obligations” in the Note. The rate of interest on one or more Secured Obligations may vary from time to time.
2.2.	OBLIGATIONS. The term “obligations” is used herein in its broadest and most comprehensive sense and shall be deemed to include, without limitation, all interest and charges, prepayment charges, late charges and loan fees at any time accruing or assessed on any of the Secured Obligations pursuant to the terms of the Loan Documents.

2.3.	INCORPORATION. All terms and conditions of the documents which evidence any of the Secured Obligations are incorporated herein by this reference. All persons who may have or acquire an interest in the Property shall be deemed to have notice of the terms of the Secured Obligations and to have notice that the rate of interest on one or more Secured Obligation may vary from time to time.

2.4.	PROTECTIVE ADVANCES. During the continuance of a Default, Lender shall have the right, but not the obligation, to make protective advances with respect to the Property for the payment of taxes, assessments, insurance premiums or costs incurred for the protection of the Property, and such protective advances, together with interest thereon at the Default Rate from the date of each such advance until it is repaid in full, shall be secured by this Deed of Trust to the fullest extent and with the highest priority contemplated by applicable law.

2.5.	MATURITY DATE. The Maturity Date of the Note is August 29, 2012.

2.6.	FIXTURE FILING. As to all of the above-described personal property which is or which hereafter becomes a “fixture” under applicable law, this Deed of Trust constitutes a fixture filing under the Commonwealth of Virginia Uniform Commercial Code, as amended or recodified from
DEED OF TRUST (VIRGINIA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113748/Store No. 568

time to time (the “UCC”). This Deed of Trust shall also be effective as a financing statement covering minerals or the like (including oil and gas) and accounts subject to Subsection (5) of Section 8.9-103 of the UCC, and similar provisions (if any) of the Uniform Commercial Code as enacted in any other state where the Property is situated which will be financed at the wellhead or minehead of the wells or mines located on the Property and is to be filed for record in the real estate records of each county where any part of the Property is situated. This Deed of Trust shall also be effective as a financing statement covering any other property and may be filed in any other appropriate filing or recording office. A carbon, photographic or other reproduction of this Deed of Trust or of any financing statement relating to this Deed of Trust shall be sufficient as a financing statement for any of the purposes referred to in this Section 2.6.
ARTICLE 3 ABSOLUTE ASSIGNMENT OF RENTS AND LEASES
3.1.	ASSIGNMENT. Grantor absolutely and irrevocably assigns to Lender all of Grantor’s right, title and interest in, to and under: (a) all present and future leases of the Property or any portion thereof (including without limitation all usufructs and estates in land), all licenses and agreements relating to the management, leasing or operation of the Property or any portion thereof, and all other agreements of any kind relating to the use or occupancy of the Property or any portion thereof, whether such leases, licenses and agreements are now existing or entered into after the date hereof, including, without limitation, that certain Lease Agreement dated as of June 30, 2009, between Grantor, as landlord and CBOCS, INC., a Tennessee corporation, as tenant (the “Existing Tenant”) covering the Property (as amended, the “Existing Lease”); all such leases, licenses and agreements to which Grantor is a party, including, without limitation, the Existing Lease, as same have been or may be amended from time to time, are hereinafter collectively referred to as the “Leases” and, individually, as a “Lease”) and (b) all rents, issues, deposits and profits of the Property, including, without limitation, all amounts payable and all rights and benefits accruing to Grantor under the Leases (“Payments”). The term “Leases” shall also include all guarantees of and security for the Tenants’ performance thereunder, and all amendments, extensions, renewals or modifications thereto which are permitted hereunder. The terms “Tenant” and “Tenants” shall refer to any and all current and future tenants, including, without limitation, the Existing Tenant, under any and all Leases affecting the Property. This is a present and absolute assignment, not an assignment for security purposes only, and Lender’s right to the Leases and Payments is not contingent upon, and may be exercised without possession of, the Property.
3.2.	GRANT OF LICENSE. Lender confers upon Grantor a revocable license (“License”) to collect and retain the Payments as they become due and payable, until the occurrence of a Default (as hereinafter defined). Upon a Default, the License shall be automatically revoked and Lender may collect and apply the Payments pursuant to the terms hereof without notice and without taking possession of the Property. All Payments thereafter collected by Grantor shall be held by Grantor as trustee under a constructive trust for the benefit of Lender. Grantor hereby irrevocably authorizes and directs the Tenants under the Leases to rely upon and comply with any notice or demand by Lender for the payment to Lender of any rental or other sums which may at any time become due under the Leases, or for the performance of any of the Tenants’ undertakings under the Leases, and the Tenants shall have no right or duty to inquire as to whether any Default has actually occurred or is then existing. Grantor hereby relieves the Tenants from any liability to
DEED OF TRUST (VIRGINIA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113748/Store No. 568

Grantor by reason of relying upon and complying with any such notice or demand by Lender. Lender may apply, in its sole discretion, any Payments so collected by Lender against any Secured Obligation or any other obligation of Grantor or any other person or entity, under any document or instrument related to or executed in connection with the Loan Documents, whether existing on the date hereof or hereafter arising. Collection of any Payments by Lender shall not cure or waive any Default or notice of Default or invalidate any acts done pursuant to such notice. If and when no Default exists, the License shall be deemed to be re-conferred upon Grantor by Lender, without any further act or deed, until the occurrence of another Default.
3.3.	EFFECT OF ASSIGNMENT. The foregoing irrevocable assignment shall not cause Lender to be: (a) a mortgagee in possession; (b) responsible or liable for the control, care, management or repair of the Property or for performing any of the terms, agreements, undertakings, obligations, representations, warranties, covenants and conditions of the Leases; (c) responsible or liable for any waste committed on the Property by the tenants under any of the Leases or by any other parties; for any dangerous or defective condition of the Property; or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee, invitee or other person; or (d) responsible for or impose upon Lender any duty to produce rents or profits. Lender shall not directly or indirectly be liable to Grantor or any other person as a consequence of: (i) the exercise or failure to exercise any of the rights, remedies or powers granted to Lender hereunder; or (ii) the failure or refusal of Lender to perform or discharge any obligation, duty or liability of Grantor arising under the Leases.
3.4.	COVENANTS — LEASES.
a.	Affirmative Covenants. Grantor shall, at Grantor’s sole cost and expense:
(i)	perform all obligations of the landlord under the Leases and use reasonable efforts to enforce performance by the Tenants of all obligations of the Tenants under the Leases;

(ii)	use reasonable efforts to keep the Property leased at all times to Tenants which Grantor reasonably and in good faith believes are creditworthy at rents not less than the fair market rental value (including, but not limited to, free or discounted rents to the extent the market so requires);

(iii)	promptly upon Lender’s request, deliver to Lender a copy of each requested Lease and all amendments thereto and waivers thereof; and

(iv)	promptly upon Lender’s request, execute and record any additional assignments of landlord’s interest under any Lease to Lender and specific subordinations of any Lease to this Deed of Trust, in form and substance satisfactory to Lender.
b.	Negative Covenants. Unless consented to in writing by Lender (in its sole and absolute discretion) or otherwise permitted under any other provision of the Loan Documents or under any Lease, Grantor shall not:
DEED OF TRUST (VIRGINIA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113748/Store No. 568

(i)	enter into any Lease which (aa) is not on commercially reasonable terms and conditions similar to those found in similarly situated commercial or retail properties, as applicable; (bb) does not contain subordination, attornment and other grantee protective provisions, including a provision requiring the Tenant to execute and deliver to the landlord an estoppel certificate in form and substance reasonably satisfactory to the landlord promptly upon the landlord’s request; (cc) does not contain environmental compliance and reporting provisions reasonably satisfactory to Lender and its counsel; or (dd) allows the Tenant to assign or sublet the premises, except in accordance with and subject to the terms set forth in such Lease;

(ii)	grant any Tenant under any of the Leases any option, right of first refusal or other right to purchase all or any portion of the Property under any circumstances;

(iii)	grant any Tenant under any of the Leases any right to prepay rent more than one (1) month in advance;

(iv)	except upon Lender’s request, execute any assignment of landlord’s interest in any of the Leases; or

(v)	collect rent or other sums due under any of the Leases in advance, other than to collect rent one (1) month in advance of the time when it becomes due.

(vi)	reduce any rent or other sums due from the Tenant under any Lease;

(vii)	terminate or modify or amend any Lease or any guaranty executed by any guarantor in connection therewith;

(viii)	allow the Tenant to assign or sublet its Lease, except in accordance with and subject to the terms of its Lease;

(ix)	release or discharge the Tenant or any guarantor under any Lease from any material obligation thereunder; or

(x)	subordinate or agree to subordinate any Lease to any other deed of trust, deed to secure debt or mortgage (other than this Deed of Trust) and any other Deed of Trust (as such term is defined in the Loan Documents).
Any such attempted action in violation of the provisions of this Section shall be null and void.
c.	Lease Default. Grantor shall, at Grantor’s sole cost and expense, give Lender prompt written notice of any Lease Default (defined below). The term “Lease Default” shall mean there shall exist (i) any “Event of Default” as defined in any Lease, or (ii) any default under a Lease by Grantor after the expiration of any applicable notice or cure period, in respect of a covenant, misrepresentation, violation or other occurrence that
DEED OF TRUST (VIRGINIA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113748/Store No. 568

Lender, in its reasonable discretion, determines to be a material covenant, misrepresentation, violation or occurrence under such Lease.

d.	Approval of Existing Lease. It is understood that Grantor’s execution and delivery of this Deed of Trust, together with Lender’s disbursement of the proceeds of the Loan, shall constitute Lender’s written consent to the terms of the Existing Lease, approval of the Tenant and an acknowledgment that the Existing Lease complies with the provisions of this Section and the other provisions of this Deed of Trust. As of the date of this Deed of Trust, the Property is subject to the Existing Lease which has been approved by Lender and is the only Lease affecting the Property.
3.5.	ESTOPPEL CERTIFICATES. Within thirty (30) days after request by Lender, but not more than two (2) times in any twelve (12) month period, Grantor shall deliver to Lender and to any party designated by Lender, estoppel certificates relating to the Leases executed by Grantor and by Tenant, in form and substance as executed by Existing Tenant on or about the date of this Deed of Trust; provided, however, if Tenant shall fail or refuse to so execute and deliver any such estoppel certificate upon request, Grantor shall use reasonable efforts to cause such Tenant to execute and deliver such estoppel certificate, but such Tenant’s continued failure or refusal to do so, despite Grantor’s reasonable efforts, shall not constitute a default by Grantor under this Section.

3.6.	RIGHT OF SUBORDINATION. Lender may at any time and from time to time by specific written instrument intended for the purpose unilaterally subordinate the lien of this Deed of Trust to any Lease, without joinder or consent of, or notice to, Grantor, any Tenant or any other person. Notice is hereby given to each Tenant under a Lease of such right to subordinate. No subordination referred to in this Section shall constitute a subordination to any lien or other encumbrance, whenever arising, or improve the right of any junior lienholder. Nothing herein shall be construed as subordinating this Deed of Trust to any Lease.
ARTICLE 4 SECURITY AGREEMENT
4.1.	SECURITY INTEREST. Grantor grants and assigns to Lender a security interest to secure payment and performance of all of the Secured Obligations, in Grantor’s right, title and interest in and to all of the following described personal property in which Grantor now or at any time hereafter has any interest (“Collateral”):

All goods, building and other materials, supplies, work in process, equipment, machinery, fixtures, furniture, furnishings, signs and other personal property, wherever situated, which are or are to be incorporated into, used in connection with or appropriated for use on the Property; all rents, issues, deposits and profits of the Property (to the extent, if any, they are not subject to the Absolute Assignment of Rents and Leases); all inventory, accounts, cash receipts, deposit accounts, impounds, accounts receivable, contract rights, general intangibles, software, chattel paper, instruments, documents, promissory notes, drafts, letters of credit, letter of credit rights, supporting obligations, insurance policies, insurance and condemnation awards and proceeds, any other rights to the payment of money, trade names, trademarks and service marks arising from or related to the Property or any business now or hereafter conducted thereon by Grantor; all permits, consents, approvals, licenses, authorizations and other rights granted by, given by or
DEED OF TRUST (VIRGINIA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113748/Store No. 568

obtained from, any governmental entity with respect to the ownership and use of the Property; all deposits or other security now or hereafter made with or given to utility companies by Grantor with respect to the Property; all advance payments of insurance premiums made by Grantor with respect to the Property; all plans, drawings and specifications relating to the Property; all loan funds held by Lender, whether or not disbursed; all funds deposited with Lender pursuant to any Loan Document, all reserves, deferred payments, deposits, accounts, refunds, cost savings and payments of any kind related to the Property or any portion thereof, including, without limitation, all “Impounds” as defined herein; together with all replacements and proceeds of, and additions and accessions to, any of the foregoing, and all books, records and files relating to any of the foregoing.

As to all of the above-described personal property, this Deed of Trust is acknowledged and agreed to be a security agreement under the Virginia Uniform Commercial Code, as amended or recodified from time to time (the “UCC”). For purposes of the foregoing (i) Grantor is the “debtor” and its address is as set forth on Page 1 of this Deed of Trust, (ii) the Lender is the “secured party” and its address is as set forth on Page 1 of this Deed of Trust and (iii) the name of the record owner of the Property is Grantor.
4.2.	COVENANTS. Grantor agrees: (a) to execute and deliver such documents as Lender deems necessary to create, perfect and continue the security interests contemplated hereby; (b) not to change its name, and as applicable, its chief executive offices, its principal residence or the jurisdiction in which it is organized without giving Lender at least thirty (30) days’ prior written notice thereof; and (c) to cooperate with Lender in perfecting all security interests granted herein and in obtaining such agreements from third parties as Lender deems reasonably necessary, proper or convenient in connection with the preservation, perfection or enforcement of any of Lender’s rights hereunder.

4.3.	RIGHTS OF GRANTEE. In addition to Lender’s rights as a “Secured Party” under the UCC, Lender may, but shall not be obligated to, at any time without notice and at the expense of Grantor: (a) give notice to any person of Lender’s rights hereunder and enforce such rights at law or in equity; (b) insure, protect, defend and preserve the Collateral or any rights or interests of Lender therein; and (c) inspect the Collateral (and during the term of any Lease, subject to any specific restrictions or prohibitions under such Lease). Notwithstanding the above, in no event shall Lender be deemed to have accepted any property other than cash in satisfaction of any obligation of Grantor to Lender unless Lender shall make an express written election of said remedy under the UCC or other applicable law.

4.4.	RIGHTS OF LENDER UPON DEFAULT. Upon the occurrence and continuation of a Default, then in addition to all of Lender’s rights as a “Secured Party” under the UCC or otherwise at law:
a.	Disposition of Collateral. Lender may: (i) upon written notice, require Grantor to assemble the Collateral and make it available to Lender at a place designated by Lender; (ii) without prior notice, enter upon the Property (and during the term of any Lease affecting the Property, subject to any specific restrictions or prohibitions under any such lease) or other place where any of the Collateral may be located and take possession of, collect, sell, lease, license and otherwise dispose of the Collateral, and store the same at
DEED OF TRUST (VIRGINIA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113748/Store No. 568

locations acceptable to Lender at Grantor’s expense; or (iii) sell, assign and deliver the Collateral at any place or in any lawful manner and bid and become purchaser at any such sales; and
b.	Other Rights. Lender may, for the account of Grantor and at Grantor’s expense: (i) operate, use, consume, sell, lease, license or otherwise dispose of the Collateral as Lender deems appropriate for the purpose of performing any or all of the Secured Obligations; (ii) enter into any agreement, compromise or settlement including insurance claims, which Lender may deem desirable or proper with respect to the Collateral; and (iii) endorse and deliver evidences of title for, and receive, enforce and collect by legal action or otherwise, all indebtedness and obligations now or hereafter owing to Grantor in connection with or on account of the Collateral.
Grantor acknowledges and agrees that a disposition of the Collateral in accordance with Lender’s rights and remedies as heretofore provided is a disposition thereof in a commercially reasonable manner and that ten (10) days’ prior notice of such disposition is commercially reasonable notice. Lender shall have no obligation to process or prepare the Collateral for sale or other disposition. In disposing of the Collateral, Lender may disclaim all warranties of title, possession, quiet enjoyment and the like. Any proceeds of any sale or other disposition of the Collateral may be applied by Lender first to the reasonable expenses incurred by Lender in connection therewith, including, without limitations, reasonable attorneys’ fees and disbursements, and then to the payment of the Secured Obligations, in such order of application as Lender may from time to time elect.

4.5.	POWER OF ATTORNEY. Grantor hereby irrevocably appoints Lender as Grantor’s attorney-in-fact (such agency being coupled with an interest), and as such attorney-in-fact, Lender may, without the obligation to do so, in Lender’s name or in the name of Grantor, prepare, execute, file and record financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve any of Lender’s security interests and rights in or to the Collateral, and take any other action required of Grantor; provided, however, that Lender as such attorney-in-fact shall be accountable only for such funds as are actually received by Lender.
ARTICLE 5 REPRESENTATIONS AND WARRANTIES
5.1.	REPRESENTATIONS AND WARRANTIES. Grantor represents and warrants to Lender that, to Grantor’s current actual knowledge, the following statements are true and correct as of the Effective Date:
a.	Legal Status. Grantor is duly formed and validly existing and in good standing under the laws of the state(s) in which Grantor is organized. Grantor is qualified or licensed to do business in all jurisdictions in which such qualification or licensing is required.

b.	Permits. Grantor possesses all permits, franchises and licenses and all rights to all trademarks, trade names, patents and fictitious names, if any, necessary to enable Grantor to conduct the business(es) in which Grantor is now engaged in compliance with applicable law.
DEED OF TRUST (VIRGINIA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113748/Store No. 568

c.	Authorization and Validity. The execution and delivery of the Loan Documents have been duly authorized and the Loan Documents constitute valid and binding obligations of Grantor, enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, moratorium or other laws affecting the enforcement of creditors’ rights, or by the application of rules of equity.

d.	Violations. The execution, delivery and performance by Grantor of each of the Loan Documents does not violate any provision of any law or regulation, or result in any breach or default under any contract, obligation, indenture or other instrument to which Grantor is a party or by which Grantor is bound.

e.	Litigation. Except as otherwise disclosed in that certain Disclosure Agreement Regarding Representations, Covenants and Warranties of even date herewith, executed by Grantor for the benefit of Lender (the “Disclosure Agreement”), there are no pending or threatened actions, claims, investigations, suits or proceedings before any governmental authority, court or administrative agency which may adversely affect the financial condition or operations of Grantor.

f.	Financial Statements. The Financial Statements (as such term is defined in that certain Borrower’s Certification of even date herewith, executed by Grantor in favor of Lender) of the sole member of Grantor and guarantor, Cole REIT III Operating Partnership, LP, a Delaware limited partnership (“Guarantor”), previously delivered by Grantor to Lender: (i) are materially complete and correct; (ii) present fairly the financial condition of such party; and (iii) have been prepared in accordance with generally accepted accounting principles (“GAAP”). Since the date of such Financial Statements, there has been no material adverse change in such financial condition, nor have any assets or properties reflected on such financial statements been sold, transferred, assigned, mortgaged, pledged or encumbered, except as disclosed in the Disclosure Agreement.

g.	Reports. All reports, documents, instruments and information delivered by Grantor to Lender or otherwise prepared by, for or at the direction of Grantor and delivered to Lender in connection with the Loan: (i) are correct and sufficiently complete to give Lender accurate knowledge of their subject matter; and (ii) do not contain any misrepresentation of a material fact or omission of a material fact which omission makes the provided information misleading.

h.	Income Taxes. There are no pending assessments or adjustments of Grantor’s income tax payable with respect to any year.

i.	Subordination. There is no agreement or instrument to which Grantor is a party or by which Grantor is bound that would require the subordination in right of payment of any of Grantor’s obligations under the Note to an obligation owed to another party.

j.	Title. Grantor lawfully holds and possesses fee simple title to the Property, without limitation on the right to encumber same. This Deed of Trust is a first conveyance of title to the Property as security prior and superior to all other liens and encumbrances on the Property except: (i) liens for real estate taxes and assessments that are either not yet due
DEED OF TRUST (VIRGINIA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113748/Store No. 568

and payable or due, but not yet delinquent; (ii) senior exceptions previously approved by Lender and shown in the title insurance policy insuring the lien of this Deed of Trust upon the Property; and (iii) other matters, if any, as disclosed in the Disclosure Agreement.

k.	Mechanics’ Liens. Except as disclosed in the Disclosure Agreement, there are no mechanics’ or similar liens or claims which have been filed for work, labor or material affecting the Property which are or may be prior to or equal to the lien of this Deed of Trust upon the Property. Except as disclosed in the Disclosure Agreement, there are no rights outstanding that under law could give rise to any liens affecting the Property which are or may be prior to or equal to the lien of this Deed of Trust upon the Property.

l.	Encroachments. Except as shown in the survey for the Property issued in connection with the closing of the Loan and previously delivered to Lender, none of the buildings or other improvements which were included for the purpose of determining the appraised value of the Property lies outside of the boundaries or building restriction lines of the Property and no buildings or other improvements located on adjoining properties encroach upon the Property.

m.	Leases. The Existing Lease is in full force and effect and is enforceable in accordance with its terms. No material breach or default by any party, or event which would constitute a material breach or default by any party after notice or the passage of time, or both, exists under the Existing Lease. None of the landlord’s interests under any of the Leases, including, but not limited to, rents, additional rents, charges, issues or profits, has been transferred or assigned other than to Lender. No rent or other payment under the Existing Lease has been paid by the Existing Tenant for more than one (1) month in advance.

n.	Collateral. Grantor has good title to the existing Collateral, if any, free and clear of all liens and encumbrances, except those, if any, disclosed in the Disclosure Agreement. Grantor’s chief executive office (or principal residence, if applicable) is located at the address shown on Page 1 of this Deed of Trust. Grantor is an organization organized solely under the laws of the State of Delaware. All organizational documents of Grantor delivered to Lender are complete and accurate in every respect. Grantor’s legal name is exactly as shown on Page 1 of this Deed of Trust.

o.	Condition of Property. Except as set forth in the Environmental Reports (as such term is defined in the Disclosure Agreement), or the Property Condition Reports (as such term is defined in the (Disclosure Agreement), or as otherwise set forth in the Disclosure Agreement, the Property is in good condition and repair and is free from any damage that would materially and adversely affect the value of the Property as security for the Loan or the intended use of the Property.

p.	Hazardous Materials. Except as shown in the Environmental Reports, or as otherwise set forth in the Disclosure Agreement, or as otherwise permitted in Section 6.2.a. below, the Property is not and has not been a site for the use, generation, manufacture, storage,
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treatment, release, threatened release, discharge, disposal, transportation or presence of Hazardous Materials (as hereinafter defined).

q.	Hazardous Materials Laws. Except as shown in the Environmental Reports, the Property complies with all Hazardous Materials Laws (as hereinafter defined), except for any noncompliance that would not materially and adversely affect the value of the Property as security for the Loan or the intended use of the Property.

r.	Hazardous Materials Claims. Except as shown in the Environmental Reports, there are no pending or threatened Hazardous Materials Claims (as hereinafter defined) that would materially and adversely affect the value of the Property as security for the Loan or the intended use of the Property.

s.	Wetlands. Except as shown in the Environmental Reports or on any survey of the Property issued in connection with the closing of the Loan that has been delivered to Lender, no part of the Property consists of or is classified as wetlands, tidelands or swamp and overflow lands.

t.	Compliance With Laws. Except as reflected in the Environmental Reports, or as otherwise set forth in the Disclosure Agreement, all federal, state and local laws, rules and regulations applicable to the Property, including, without limitation, all zoning and building requirements and all requirements of the Americans With Disabilities Act of 1990, as amended from time to time (42 U.S.C. Section 12101 et seq.) have been satisfied or complied with in all material respects and any non compliance will not materially and adversely affect the value of the Property as security for the Loan or the intended use of the Property.

u.	Property Taxes and Other Liabilities. All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, and ground rents, if any, which previously became due and owing in respect of the Property have been paid or arrangements, acceptable to Lender, have been made for their payment contemporaneously with the execution of this Deed of Trust.

v.	Condemnation. There is no proceeding pending or overtly threatened for the total or partial condemnation of the Property.

w.	Homestead. There is no homestead or other exemption available to Grantor which would materially interfere with the right to sell the Property or the right to foreclose this Deed of Trust.

x.	Solvency. None of the transactions contemplated by the Loan will be or have been made with an actual intent to hinder, delay or defraud any present or future creditors of Grantor, and Grantor, on the Effective Date, will have received fair and reasonably equivalent value in good faith for the grant of the liens or security interests effected by the Loan Documents. On the Effective Date, Grantor will be solvent and will not be rendered insolvent by the transactions contemplated by the Loan Documents. Grantor is able to pay its debts as they become due.
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y.	Separate Tax Parcel(s). Except as may be set forth in the title insurance policy issued to Lender with respect to the Property, and/or any endorsements issued in connection therewith, the Property is assessed for real estate tax purposes as one or more wholly independent tax parcels, separate from any other real property, and no other real property is assessed and taxed together with the Property or any portion thereof.

z.	Utilities; Water; Sewer. The Property is served by public or private utilities (including water and sewer systems) required and adequate for the current or contemplated use thereof.

aa.	ERISA Matters. Grantor is not an employee benefit plan as defined in Section 3.(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), which is subject to Title I of ERISA, nor a plan as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (each of the foregoing hereinafter referred to individually and collectively as a “Plan”). Grantor’s assets do not constitute “plan assets” of any plan within the meaning of Department of Labor Regulation Section 2510.3-101. Grantor will not transfer or convey the Property to a Plan or to a person or entity whose assets constitute such “plan assets”, and Grantor will not be reconstituted as a Plan or as an entity whose assets constitute “plan assets”. No Lease is with a Plan or an entity whose assets constitute such “plan assets,” and Grantor will not enter into any Lease with a Plan or an entity whose assets constitute such “plan assets.” With respect to the Loan, Grantor is acting on Grantor’s own behalf and not on account of or for the benefit of any Plan.

bb.	Purpose of Borrowings; Margin Regulations; Investment Company Act.
(i)	Grantor does not intend to use all or any portion of the proceeds of the Loan to purchase or carry any securities, including, without limitation, margin stock. None of the proceeds of the Loan will be used, directly or indirectly, for the purposes of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin stock or other security or for any other purpose which might cause any borrowing to be considered a “purpose credit” within the meaning of Regulations U, T or X of the Board of Governors of the Federal Reserve System, as amended. Grantor intends to and agrees to use the proceeds of the Loan solely for the lawful, proper business or commercial purposes set forth in its application for the Loan and any disbursement direction letter furnished by Grantor to Lender in connection with the Loan.

(ii)	Grantor is not engaged, principally or as one of its important activities, in the business of purchasing or carrying margin stock, or extending credit for the purpose of purchasing or carrying margin stock.

(iii)	Neither Grantor nor any entity controlling Grantor is or is required to be registered as an “investment company” under the Investment Company Act of 1940.
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bb.	Disclosure. Grantor has disclosed to Lender all agreements, instruments and corporate or other restrictions to which it is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a material adverse effect on Grantor’s ability to perform its obligations under the Loan Documents. No report, financial statement, certificate or other information furnished (whether in writing or orally) by or on behalf of Grantor to Lender in connection with the transactions contemplated hereby and the negotiation of this Deed of Trust or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, Grantor represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

cc.	No Further Disposition. Other than with respect to the lien granted herein to Lender and, to the extent of the encumbrances on the Property that have been permitted by Lender, Grantor has not entered into any agreement or understanding or taken, permitted or suffered to exist any action (including the filing of a financing statement, agreement, pledge, deed to secure debt, deed of trust or mortgage, notice or registration) or event (whether by operation of law or otherwise) for the purpose of, or that may have the effect of, directly or indirectly, granting or permitting any lien on or disposing of any Collateral, any interest therein or rights pertaining thereto.

dd.	Brokers and Financial Advisors. Except as previously disclosed to Lender in writing, no brokers or finders were used in connection with the financing contemplated hereby and Grantor hereby agrees to indemnify and hold Lender harmless from and against any and all liabilities, costs and expenses (including reasonable attorney’s fees and court costs) suffered or incurred by Lender as a result of or arising out of any of the transactions contemplated hereby. The provisions of this section shall survive the expiration and termination of this Deed of Trust and the payment of the Secured Obligations.

ee.	Compliance with OFAC Rules and Regulations. Neither Grantor nor, to Grantor’s knowledge, any Affiliate of any Grantor (i) is a Sanctioned Person, (ii) has any assets in Sanctioned Countries, or (iii) derives any operating income from investments in, or transactions with Sanctioned Persons or Sanctioned Countries. No part of the proceeds of any borrowing hereunder will be used directly or indirectly to fund any operations in, finance any investments or activities in or make any payments to, a Sanctioned Person or a Sanctioned Country.

For purposes of this Section 5.1(ee) only, “Affiliate” of any entity means any other entity directly or indirectly controlling, controlled by or under common control with such entity. An entity shall be deemed to control another entity if the controlling entity is the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of 10% or more of any class of voting securities (or other ownership interests) of the controlled entity or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled entity, whether through
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ownership of voting securities, by contract or otherwise. For all other provisions of this Deed of Trust, “Affiliate” shall have the meaning given to such term in the Note.

For purposes of this Deed of Trust, “Sanctioned Country” shall mean a country subject to a sanctions program identified on the list maintained by U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) and available at http://www.treas.gov/offices/enforcement/ofac/programs/index.shtml, or as otherwise published from time to time.

For purposes of this Deed of Trust, “Sanctioned Person” shall mean (i) a person named on the list of “Specially Designated Nationals and Blocked Persons” maintained by OFAC available at http://www.treas.gov/offices/enforcement/ofac/sdn/index.shtml, or as otherwise published from time to time, or (ii) (A) an agency of the government of a Sanctioned Country, (B) an organization controlled by a Sanctioned Country, or (C) a person resident in a Sanctioned Country, to the extent subject to a sanctions program administered by OFAC.

ff.	Foreign Assets Control Regulations, Etc. Grantor is not an “enemy” or an “ally of the enemy” within the meaning of Section 2 of the Trading with the Enemy Act of the United States of America (50 U.S.C. App. §§ 1 et seq.), as amended. Grantor is not is in violation of (a) the Trading with the Enemy Act, as amended, (b) any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto or (c) the USA Patriot Act of 2001, Pub. L. No. 107-56 (the “Patriot Act”). Grantor (i) is not a blocked person described in Section 1 of the Anti-Terrorism Order or (ii) to the best of its knowledge, does not engage in any dealings or transactions, and is not otherwise associated, with any such blocked person.
As used in this Section 5.1, to “Grantor’s current actual knowledge” shall mean to the current actual knowledge of Todd J. Weiss and Raymond Silliere.
5.2.	REPRESENTATIONS, WARRANTIES AND COVENANTS REGARDING ENTITY STATUS.

In connection with the Loan, Grantor hereby represents, warrants and covenants to Lender as follows with respect to Grantor:
a.	such entity was organized solely for the purpose of (i) owning and holding the Property or any property subsequently substituted therefor in compliance with the Loan Documents; acting as landlord, lessor, or similar designation; and executing and performing any documents executed or to be executed by such entity as required by Lender in connection with the Loan and (ii) engaging in any lawful act or activity and exercising any powers permitted to limited liability companies organized under the laws of the State of Delaware that are related or incidental to and necessary, convenient or advisable for the accomplishment of (i) above;
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b.	such entity has not engaged in, and will not engage in, any business other than the actions required or permitted to be performed under this Section or the other Loan Documents;

c.	such entity has not had, and will not have, any assets other than the Property (and personal property incidental to the ownership and operation of the Property);

d.	such entity, to the fullest extent permitted by law, has not engaged in, and will not engage in, seek or consent to any dissolution, winding up, liquidation, consolidation, merger, asset sale, or other transfer of ownership interest other than such activities as are expressly permitted pursuant to any provisions of the Loan Documents;

e.	such entity, to the fullest extent permitted by law, has not engaged in, and will not engage in, seek or consent to any dissolution or liquidation or consolidation or merging of itself with or into any other entity, or conveying or transferring of its properties and assets substantially as an entirety or transferring of any of its beneficial interests to any entity other than as expressly permitted by the Loan Documents, or voluntarily commencing of a case with respect to itself, as debtor, under the Federal Bankruptcy Code or any similar federal or state statute without the unanimous consent of its Member;

f.	except as permitted under the Loan Documents or unless required by Applicable Law, such entity shall not make any material amendment to Sections 4, 8, 10, 14, 17 or 27 of its Limited Liability Company Agreement or its Certificate of Formation without first obtaining approval of the grantee holding the Loan Documents encumbering any portion of the Property;

g.	such entity shall not incur, create or assume any indebtedness other than as expressly permitted under the Loan Documents;

h.	such entity has not failed to correct, and will not fail to correct, any known misunderstanding regarding the separate identity of such entity;

i.	such entity has maintained, and will maintain, its bank accounts, books and records separate from any other person or entity;

j.	such entity has not commingled, and will not commingle, its assets with those of any other entity, except as permitted by the Loan Documents;

k.	such entity has conducted and will continue to conduct its business in its own name and strictly comply with all organizational formalities to maintain its separate existence;

l.	such entity has maintained, and will maintain, separate financial statements;

m.	such entity has maintained, and will maintain, its assets in such a manner that it is not costly or difficult to segregate, identify or ascertain such assets;
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n.	such entity has prepared, and will prepare, separate tax returns from those of any person to the extent required by applicable law and pay any taxes required to be paid by applicable law;

o.	such entity has paid, and will pay, its own liabilities and expenses out of and to the extent of its own funds;

p.	such entity as of the date of this Deed of Trust has not guaranteed, and will not guarantee any obligation of any person, including any Affiliate of such entity or hold out its credit or assets as being available to satisfy the obligations of any other entity, other than as permitted by the Loan Documents;

q.	such entity has not acquired, and will not acquire, any securities of its members;

r.	such entity has allocated, and will allocate fairly and reasonably, any common employee or overhead shared with Affiliates and each such entity has used, and will use, separate invoices and checks;

s.	such entity has identified and will identify itself in all communications, and has caused and will cause its agents to indicate such capacity when acting on behalf of such entity;

t.	such entity has not pledged, and will not pledge, its assets for the benefit of any other person or entity, except as permitted by the Loan Documents;

u.	such entity has held itself, and will hold itself, out to creditors, the public and all other persons, as a legal entity separate from its members and any other person;

v.	such entity has not made, and will not make or permit to remain outstanding any loan or advance to, or own or acquire any stock or securities of, any person, except that such entity may invest in those investments permitted under the Loan Documents and may make any advance required or expressly permitted to be made pursuant to any provisions of such entity’s organizational documents and permit the same to remain outstanding in accordance with such provisions;

w.	such entity has maintained, and will maintain, an arm’s-length relationship with its Affiliates;

x.	such entity has paid, and will pay, the salaries of its own employees, if any, out of its own funds and has maintained and will maintain a sufficient number of employees in light of its contemplated business purpose;

y.	such entity has maintained, and will maintain, adequate capital in light of its contemplated business purpose, transactions and liabilities;

z.	such entity has not and will not form, acquire or hold any subsidiary (whether corporate, partnership, limited liability company or other);
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aa.	such entity has not and will not permit any Affiliate to guarantee or pay its obligations (other than limited guarantees and indemnities set forth in the Loan Documents);

bb.	if such entity is a limited liability company, its operating agreement contains the provisions set forth in this Section 5.2 and such entity shall conduct its business and operations in strict compliance with the terms contained therein.
ARTICLE 6 RIGHTS AND DUTIES OF THE PARTIES
6.1.	MAINTENANCE AND PRESERVATION OF THE PROPERTY. Grantor shall (or shall cause a Tenant, in accordance with the Lease to): (a) keep the Property in good condition and repair; (b) complete or restore promptly and in workmanlike manner the Property or any part thereof which may be damaged or destroyed; (c) comply or cause the Property to comply with, (i) all laws, ordinances, regulations and standards, (ii) all covenants, conditions, restrictions and equitable servitudes, whether public or private, of every kind and character and (iii) all requirements of insurance companies and any bureau or agency which establishes standards of insurability, in each case to avoid a Material Adverse Effect (as defined in Section 6.3 below), which laws, covenants or requirements affect the Property and pertain to acts committed or conditions existing thereon, including, without limitation, any work of alteration, improvement or demolition as such laws, covenants or requirements mandate; (d) operate and manage the Property at all times in a professional manner and do all other acts which from the character or use of the Property may be reasonably necessary to maintain and preserve its value; (e) promptly after execution, deliver to Lender a copy of any management agreement concerning the Property and all amendments thereto and waivers thereof; and (f) execute and acknowledge all further documents, instruments and other papers as Lender deems reasonably necessary or appropriate to preserve, continue, perfect and enjoy the benefits of this Deed of Trust and perform Grantor’s obligations, including, without limitation, statements of the amount secured hereby then owing and statements of no offset. In addition, Grantor shall not (except as may be permitted under any Lease): (A) remove or demolish all or any material part of the Property, except in connection with any remedial or other action required to comply with applicable Hazardous Materials Laws, provided that any Property removed shall be removed in accordance with any applicable laws and such Property be replaced with property of equal or greater value; (B) alter either (i) the exterior of the Property in a manner which materially and adversely affects the value of the Property or (ii) the roof or other structural elements of the Property in a manner which requires a building permit, except for tenant improvements required or permitted under the Leases; (C) initiate or acquiesce in any change in any zoning or other land classification which affects the Property; (D) materially alter the type of occupancy or use of all or any part of the Property; or (E) commit or permit waste of the Property.

6.2.	HAZARDOUS MATERIALS. Without limiting any other provision of this Deed of Trust, Grantor agrees as follows:
a.	Prohibited Activities. Grantor shall not cause or permit the Property to be used as a site for the use, generation, manufacture, storage, treatment, release, discharge, disposal, transportation or presence of any of the following (collectively, “Hazardous Materials”) which are either in violation of Hazardous Materials Laws (defined below) or which exist in quantities in excess of what is permitted under Hazardous Materials Laws: oil or other
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petroleum products; flammable explosives; asbestos; urea formaldehyde insulation; radioactive materials; hazardous wastes; fungus, mold, mildew, spores or other biological or microbial agents the presence of which may affect human health, impair occupancy or materially affect the value or utility of the Property; toxic or contaminated substances or similar materials, including, without limitation, any substances which are “hazardous substances,” “hazardous wastes,” “hazardous materials” or “toxic substances” under the Hazardous Materials Laws (defined below) and/or other applicable environmental laws, ordinances or regulations.

Notwithstanding the foregoing, (i) Grantor may store, maintain and use on the Property janitorial and maintenance supplies, paint and other Hazardous Materials of a type and in a quantity readily available for purchase by the general public and normally stored, maintained and used by owners and managers of properties of a type similar to the Property; (ii) Tenants of the Property may store, maintain and use on the Property (and, if any Tenant is a retail business, hold in inventory and sell in the ordinary course of such Tenant’s business) Hazardous Materials of a type and quantity readily available for purchase by the general public and normally stored, maintained and used (and, if Tenant is a retail business, sold) by tenants in similar lines of business on properties similar to the Property; and (iii) any person undertaking an investigation or remediation of Hazardous Materials in, on at or under the Property may temporarily maintain, store and/or handle such Hazardous Materials at the Property, provided, such person is fully authorized by applicable law to handle such materials, such Hazardous Materials are reasonably necessary to the investigation or remediation, and such Hazardous Materials are brought upon the Property and are upon completion of such investigation or remediation promptly removed, in accordance with applicable Hazardous Materials Laws.

b.	Hazardous Materials Laws. Grantor shall comply and cause the Property to comply with all federal, state and local laws, ordinances and regulations relating to Hazardous Materials (“Hazardous Materials Laws”), including, without limitation: the Clean Air Act, as amended, 42 U.S.C. Section 7401 et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. Section 1251 et seq.; the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. Section 6901 et seq.; the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (including the Superfund Amendments and Reauthorization Act of 1986, “CERCLA”), 42 U.S.C. Section 9601 et seq.; the Toxic Substances Control Act, as amended, 15 U.S.C. Section 2601 et seq.; the Occupational Safety and Health Act, as amended, 29 U.S.C. Section 651; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Section 11001 et seq.; the Mine Safety and Health Act of 1977, as amended, 30 U.S.C. Section 801 et seq.; the Safe Drinking Water Act, 42 U.S.C. Section 300f et seq.; and all comparable state and local laws, laws of other jurisdictions or orders and regulations.

c.	Notices. Except as set forth in the Environmental Reports, Grantor shall promptly notify Lender in writing of: (i) its acquiring actual knowledge of any Hazardous Materials on, under or about the Property (other than Hazardous Materials permitted under Section 6.2.a); (ii) any knowledge by Grantor that the Property does not comply with any
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Hazardous Materials Laws; (iii) any claims or actions (“Hazardous Materials Claims”) pending or threatened against Grantor, or, to Grantor’s knowledge, the Property by any governmental entity or agency or any other person or entity relating to Hazardous Materials or pursuant to the Hazardous Materials Laws; and (iv) its acquiring actual knowledge of any occurrence or condition on any real property adjoining or in the vicinity of the Property that could cause the Property or any part thereof to become contaminated by or with Hazardous Materials; provided that said discovery, non-compliance or claim would materially and adversely affect the value of the Property as security for the Loan or the intended use of the Property.

d.	Remedial Action. In response to the presence of any Hazardous Materials on, under or about the Property, Grantor shall, in accordance with Hazardous Materials Laws, take or cause to be taken, at Grantor’s sole expense, all remedial action required by any Hazardous Materials Laws or any judgment, consent decree, settlement or compromise in respect to any Hazardous Materials Claims.

e.	Inspection By Lender. Upon reasonable prior notice to Grantor (and with respect to any Lease, subject to any restrictions or prohibitions set forth in such Lease), Lender, its employees and agents, may from time to time (whether before or after the commencement of a non-judicial or judicial foreclosure proceeding), enter and inspect the Property for the purpose of determining the existence, location, nature and magnitude of any past or present release or threatened release of any Hazardous Materials into, onto, beneath or from the Property.

f.	Monitoring. Upon notice to Grantor or Grantor’s acquiring actual knowledge that the Property has violated Hazardous Materials Laws, Grantor shall comply or cause any Tenant to comply with the terms and conditions regarding remediation and monitoring as set forth in the Environmental Liabilities Agreement of even date herewith, executed by Grantor in favor of Lender.

g.	Underground Storage Tanks. Grantor shall not install or permit to be installed any asbestos-containing materials at the Property. Grantor shall remedy or cause the remedy of all violations of Hazardous Materials Laws with respect to any asbestos or any existing underground or above ground storage tanks (“Storage Tanks”) including, but not limited to, removal of Storage Tanks in the manner and as required by applicable Hazardous Materials Laws. If required by applicable Hazardous Materials Laws, to Grantor’s actual knowledge, Grantor or its predecessor in interest has registered all Storage Tanks which are now located on the Property and has paid all fees assessed by the applicable authority in connection with such tanks (and Grantor will so register and pay said fees, or cause any Tenant to so register and pay said fees, with respect to any Storage Tanks hereafter located on the Property), as required by Hazardous Materials Laws. To the extent any such Storage Tanks have not been registered, Grantor will hereafter promptly register such Storage Tanks and pay any fees assessed by the applicable authority in connection therewith, as required by Hazardous Materials Laws or cause any Tenant to so register and pay said fees. Grantor will comply, or cause compliance, with the above mentioned laws, the Federal Solid Waste Disposal Act, and
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40 C.F.R. Part 280, as supplemented and amended, including without limitation, requirements for financial assurance, tank replacement and monitoring.
6.3.	COMPLIANCE WITH LAWS. Grantor shall comply, or cause compliance (in each case to avoid a Material Adverse Effect), with all federal, state and local laws, rules and regulations applicable to the Property, including, without limitation, all zoning and building requirements and all requirements of the Americans With Disabilities Act of 1990 (42 U.S.C. Section 12101 et seq.), as amended from time to time. Grantor shall possess and maintain or cause Grantor’s Tenant to possess and maintain in full force and effect at all times, in each case to avoid a Material Adverse Effect: (a) all certificates of occupancy and other licenses, permits and authorizations required by applicable law for the existing use of the Property and (b) all permits, franchises and licenses and all rights to all trademarks, trade names, patents and fictitious names, if any, required by applicable law for Grantor to conduct the business(es) in which Grantor is now engaged. The term “Material Adverse Effect” means (a) a material and adverse effect on (i) the value of the Property as security for the Loan or (ii) the intended use of the Property, (b) resulting in fines in excess of $5,000.00, (c) resulting in penalties or sanctions that could impair the business, operations, properties, assets or condition (financial or otherwise) of Grantor’s Tenant when considered with respect to the Property, (d) material impairment of the ability of Grantor’s Tenant to perform its obligations under its Lease, (e) material impairment of the landlord’s rights under any Lease, or (f) imposition of liens upon the Property. In determining whether any individual event would result in a Material Adverse Effect, notwithstanding that such event does not of itself have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other then occurring events and existing conditions would result in a Material Adverse Effect.

6.4.	LITIGATION. Grantor shall promptly notify Lender in writing of any litigation pending or threatened against Grantor claiming damages in excess of $250,000.00 and of all pending or threatened litigation against Grantor if the aggregate damage claims against Grantor exceed $500,000.00.

6.5.	MERGER, CONSOLIDATION, TRANSFER OF ASSETS. Grantor shall not: (a) merge or consolidate with any other entity; (b) make any substantial change in the nature of Grantor’s business or structure; (c) acquire all or substantially all of the assets of any other entity; or (d) sell, lease, assign, transfer or otherwise dispose of a material part of Grantor’s assets, except in the ordinary course of Grantor’s business or in accordance with the terms of the Note.

6.6.	ACCOUNTING RECORDS. Grantor shall maintain adequate books and records in accordance with the same accounting standard used by Grantor to prepare the financial statements delivered to and approved by Lender in connection with the making of the Loan or other accounting standards approved by Lender. Grantor shall permit any representative of Lender, at any reasonable time and from time to time, to inspect, audit and examine such books and records and make copies of same. Unless a Default exists, any such inspection beyond one (1) time a year shall be at Lender’s expense.

6.7.	COSTS, EXPENSES AND ATTORNEYS’ FEES. Grantor shall pay to Lender the full amount of all costs and expenses, including, without limitation, reasonable attorneys’ fees and expenses, incurred by Lender in connection with: (a) appraisals and inspections of the Property or Collateral
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required by Lender as a result of (i) a Transfer or proposed Transfer (as defined below), or (ii) a Default; (b) appraisals and inspections of the Property or Collateral required by applicable law, including, without limitation, federal or state regulatory reporting requirements; and (c) any acts performed by Lender at Grantor’s request or wholly or partially for the benefit of Grantor (including, without limitation, the preparation or review of amendments, assumptions, waivers, releases, reconveyances, estoppel certificates or statements of amounts owing under any Secured Obligation). In connection with appraisals and inspections, Grantor specifically (but not by way of limitation) acknowledges that: (aa) a formal written appraisal of the Property by a state certified or licensed appraiser may be required by federal regulatory reporting requirements on an annual or more frequent basis; and (bb) Lender may require inspection of the Property by an independent supervising architect, a cost engineering specialist, or both. Grantor shall pay all indebtedness arising under this Section immediately upon demand by Lender together with late charges thereon as set forth in the Note if not paid by Grantor on or before the fourth (4th) day after the demand for payment is made by Lender.

6.8.	LIENS, ENCUMBRANCES AND CHARGES. Grantor shall promptly discharge (or cause to be discharged) by bonding or otherwise any lien, charge or other encumbrance which attaches to the Property in violation of Section 6.15. Subject to Grantor’s right to contest such matters under this Deed of Trust or Tenant’s right to contest such matters under any Lease or as expressly permitted in the Loan Documents, Grantor shall pay when due or cause to be paid when due all obligations secured by or reducible to liens and encumbrances which shall now or hereafter encumber or appear to encumber all or any part of the Property or any interest therein, whether senior or subordinate hereto, including, without limitation, all claims for work or labor performed, or materials or supplies furnished, in connection with any work of demolition, alteration, repair, improvement or construction of or upon the Property, except such as Grantor may in good faith contest or as to which a bona fide dispute may arise (provided provision is made to the satisfaction of Lender for eventual payment thereof in the event that Grantor is obligated to make such payment and that any recorded claim of lien, charge or other encumbrance against the Property is promptly discharged by bonding or otherwise). So long as it complies with the provisions of this Section 6.8 and any other relevant provisions of a Lease, a Tenant under a Lease shall have the right to perform Grantor’s obligations under this Section 6.8.

6.9.	TAXES AND OTHER LIABILITIES. Subject to Grantor’s rights to contest such taxes and assessments under Section 8.3 of this Deed of Trust or Tenant’s right to contest such matters under any Lease or as expressly permitted in the other Loan Documents, Grantor shall pay and discharge or cause to be paid and discharged when due any and all indebtedness, obligations, assessments and taxes, both real and personal and including federal and state income taxes and state and local property taxes and assessments. Upon request of Lender, Grantor shall promptly provide to Lender copies of all tax and assessment notices pertaining to the Property. Grantor hereby authorizes Lender to obtain, at Grantor’s expense, a tax service contract which shall provide tax information on the Property to Lender for the term of the Loan and any extensions or renewals of the Loan.

6.10.	INSURANCE COVERAGE. Grantor shall comply with the terms and provisions of that certain Agreement Regarding Required Insurance dated as of the date hereof by and between Grantor and Lender.
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Loan No. 02-62113748/Store No. 568

6.11.	CONDEMNATION AND INSURANCE PROCEEDS.
a.	Assignment of Claims. Grantor absolutely and irrevocably assigns to Lender all of the following rights, claims and amounts (collectively, “Claims”), all of which shall be paid to Lender except as otherwise provided in any Lease: (i) all awards of damages and all other compensation to which Grantor is entitled directly or indirectly by reason of a condemnation or proposed condemnation for public or private use affecting all or any part of, or any interest in, the Property; (ii) all other claims and awards to which Grantor is entitled for damages to or decrease in value of all or any part of, or any interest in, the Property; (iii) all proceeds of any insurance policies payable to Grantor by reason of loss sustained to all or any part of the Property; and (iv) all interest which may accrue on any of the foregoing; any such awards, proceeds, interest and other sums of the Claims herein collectively called, “Proceeds.” Grantor shall give Lender prompt written notice upon learning of the occurrence of any casualty affecting, or the institution of any proceedings for eminent domain or for the condemnation of, the Property or any portion thereof. So long as no Default has occurred and is continuing at the time; (i) Grantor shall have the right to adjust, compromise and settle any Claim or group of related Claims of $100,000.00 or less without the participation or consent of Lender and (ii) Lender shall have the right to participate in and consent to any adjustment, compromise or settlement of any Claim or group of related Claims exceeding $100,000.00. If a Default has occurred and is continuing at the time, Grantor hereby irrevocably empowers Lender, in the name of Grantor, as Grantor’s true and lawful attorney in fact, to commence, appear in, defend, prosecute, adjust, compromise and settle all Claims; provided, however, Lender shall not be responsible for any failure to undertake any or all of such actions regardless of the cause of the failure. All Proceeds shall, in all cases, be payable to Lender, except as otherwise provided in any Lease.

b.	Application of Proceeds; No Default. So long as no Default has occurred and is continuing at the time of Lender’s receipt of the Proceeds and no Default occurs thereafter, the following provisions shall apply (subject to the rights of Tenant under any Lease):
(i)	Condemnation. If the Proceeds are the result of Claims described in clauses 6.11.a.(i) or (ii) above, or interest accrued thereon, Lender shall apply the Proceeds in the following order of priority: First, to Lender’s expenses in settling, prosecuting or defending the Claims; Second, to the repair or restoration of the portion of the Property, if any, not condemned or proposed for condemnation and not otherwise the subject of a claim or award; and Third, to the Secured Obligations in any order without suspending, extending or reducing any obligation of Grantor to make installment payments.

(ii)	Casualty and Other Insurance. If the Proceeds are the result of Claims described in clause 6.11.a.(iii) above or interest accrued thereon, Lender shall apply the Proceeds in the following order of priority: First, to Lender ‘s expenses in settling, prosecuting or defending the Claims; Second, to the repair or restoration of the Property; and Third, (aa) if the repair or restoration of the Property has been completed and all costs incurred in connection with the repair
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Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113748/Store No. 568

or restoration have been paid in full, to Grantor or (bb) in all other circumstances, to the Secured Obligations in any order without suspending, extending or reducing any obligation of Grantor to make installment payments.
(iii)	Restoration. Notwithstanding the foregoing Sections 6.11.b.(i) and (ii), but subject to the rights of Tenant under any Lease, Lender shall have no obligation to make any Proceeds available for the repair or restoration of all or any portion of the Property unless and until all the following conditions have been satisfied: (aa) delivery to Lender of the Proceeds plus any additional amount which is needed to pay all costs of the repair or restoration (including, without limitation, taxes, financing charges, insurance and rent during the repair period); (bb) establishment of an arrangement for lien releases and disbursement of funds acceptable to Lender; (cc) delivery to Lender in form and content acceptable to Lender of all of the following: (1) plans and specifications for the work; (2) a contract for the work, signed by a contractor acceptable to Lender; (3) a cost breakdown for the work; (4) if reasonably required by Lender, a payment and performance bond for the work; (5) evidence of the continuation of all Leases unless consented to in writing by Lender; (6) evidence that, upon completion of the work, the size, capacity, value, and income coverage ratios for the Property will be at least as great as those which existed immediately before the damage or condemnation occurred; (7) evidence that the work can reasonably be completed on or before that date which is six (6) months prior to the Maturity Date; and (8) evidence of the satisfaction of any additional conditions that Lender may reasonably establish to protect Lender’s security. Grantor acknowledges that the specific conditions described above are reasonable.
c.	Application of Proceeds; Default. If a Default has occurred and is continuing at the time of Lender’s receipt of the Proceeds or if a Default occurs at any time thereafter, Lender may, at Lender’s absolute discretion and regardless of any impairment of security or lack of impairment of security, but subject to applicable law governing use of the Proceeds, if any, and the rights of Tenant under any Lease, apply all or any of the Proceeds to Lender’s expenses in settling, prosecuting or defending the Claims and then apply the balance to the Secured Obligations in any order without suspending, extending or reducing any obligation of Grantor to make installment payments, and may release all or any part of the Proceeds to Grantor upon any conditions Lender chooses.
6.12.	IMPOUNDS. Any impounds payable by Grantor under the Loan Documents (“Impounds”) shall be deposited into one or more segregated or commingled accounts maintained by Lender or its servicing agent. Except as otherwise provided in the Loan Documents, such account(s) shall not bear interest. Lender shall not be a trustee, special depository or other fiduciary for Grantor with respect to such account. If no Default exists, Lender shall apply all Impounds in accordance with the Loan Documents. If a Default exists, Lender may apply any or all Impounds to any Secured Obligation or to cure such Default, whereupon Grantor shall promptly restore all Impounds so applied and cure all Defaults not cured by such application. The obligations of Grantor hereunder shall not be diminished by Grantor’s deposits of Impounds, except to the extent that such obligations are actually satisfied by Lender’s application of such Impounds. Upon any assignment of this Deed of Trust, Lender may assign all Impounds in its possession to
DEED OF TRUST (VIRGINIA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113748/Store No. 568

Lender’s assignee, whereupon Lender shall be released from all liability with respect to such Impounds. Within sixty (60) days following full repayment of the Secured Obligations (other than as a consequence of foreclosure or conveyance in lieu of foreclosure) or at such earlier time as Lender may elect, Lender shall pay to Grantor all Impounds in its possession, and no other party shall have any right or claim thereto. Grantor shall deliver to Lender, promptly upon receipt, all bills for taxes and insurance for which Lender has required Impounds.

6.13.	DEFENSE AND NOTICE OF LOSSES, CLAIMS AND ACTIONS. Grantor shall protect, preserve and defend the Property and title to and right of possession of the Property, the security of this Deed of Trust and the rights and powers of Lender hereunder at Grantor’s sole expense against all adverse claims, whether the claim: (a) is against a possessory or non-possessory interest; (b) arose prior or subsequent to the Effective Date; or (c) is senior or junior to Grantor’s or Lender’s rights. Grantor shall give Lender prompt notice in writing upon learning of the assertion of any claim, of the filing of any action or proceeding, of the occurrence of any damage to the Property and of any condemnation offer or action.

6.14.	RIGHT OF INSPECTION. Subject to any restrictions or prohibitions set forth in any Lease, Lender and its independent contractors, agents and employees may enter the Property from time to time at any reasonable time and upon five (5) Business Days’ prior notice for the purpose of inspecting the Property and ascertaining Grantor’s compliance with the terms of this Deed of Trust. Lender shall use reasonable efforts to assure that Lender’s entry upon and inspection of the Property shall not materially and unreasonably interfere with the business or operations of Grantor or Grantor’s Tenants on the Property.

6.15.	DUE ON SALE/ENCUMBRANCE.
a.	Definitions. The following terms shall have the meanings indicated:

“Restricted Party” shall mean each of (i) Grantor, (ii) any entity obligated under any guaranty or indemnity made in favor of Lender in connection with the Loan and (iii) any shareholder, partner, member or any direct owner of Grantor or any entity obligated under item (ii) hereinabove.

“Transfer” shall mean any sale, installment sale, exchange, mortgage, pledge, hypothecation, assignment, encumbrance or other transfer, conveyance or disposition, whether voluntarily, involuntarily or by operation of law or otherwise.

b.	Property Transfers.
(i)	Prohibited Property Transfers. Without the prior written consent of Lender, Grantor shall not cause or permit any Transfer of all or any part of the Property or the Collateral (collectively, a “Prohibited Property Transfer”), including, without limitation, the Transfer of all or any part of Grantor’s right, title and interest in and to the Property, any Leases or any Payments.

(ii)	Permitted Property Transfers. Notwithstanding the foregoing, none of the following Transfers shall be deemed to be a Prohibited Property Transfer: (A) a
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Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113748/Store No. 568

Transfer which is expressly permitted under the Note; (B) a Lease which is permitted under Article 3; and (C) the sale of inventory in the ordinary course of the business at the Property.
c.	Equity Transfers.
(i)	Prohibited Equity Transfers. Without the prior written consent of Lender, Grantor shall not cause or permit any Transfer of any interest in a Restricted Party (collectively, a “Prohibited Equity Transfer”), including without limitation, (A) if a Restricted Party is a corporation (other than Cole Credit Property Trust III, Inc.), any merger, consolidation or other Transfer of more than 10% of such corporation’s stock or the creation or issuance of new stock in one or a series of transactions resulting in total capital stock then issued and outstanding which is more than 110% of the total immediately prior to such issuance; (B) if a Restricted Party is a limited partnership, limited liability partnership, general partnership or joint venture, any merger or consolidation or the change, removal, resignation or addition of a general partner or the Transfer of the partnership interest of any general partner or any profits or proceeds relating to such partnership interests; (C) if a Restricted Party is a limited liability company, any merger or consolidation or the change, removal, resignation or addition of a managing member (or if no managing member, any member) or any profits or proceeds relating to such limited liability company interest, or the Transfer of a non-managing limited liability company interest or the creation or issuance of new non-managing limited liability company interests; or (D) if a Restricted Party is a trust, any merger, consolidation or other Transfer of any legal or beneficial interest in such Restricted Party or the creation or issuance of new legal or beneficial interests. Notwithstanding the foregoing, in no event shall a Transfer or proposed Transfer of any direct or indirect legal or beneficial interest in Grantor (whether by a Restricted Party or a non Restricted Party) be done in a manner that would violate the Patriot Act. Notwithstanding the foregoing, with respect to the direct and indirect interests in Cole Credit Property Trust III, Inc., Grantor shall be permitted to rely exclusively on the implementation by its U.S. broker-dealer network of the normal and customary investor screening practices mandated by applicable law and NASD regulations in satisfaction of the covenant set forth in the preceding sentence.

(ii)	Permitted Equity Transfers. Notwithstanding the foregoing, however, (i) limited partnership interests in Grantor or in any general partner or member of Grantor shall be freely transferable without the consent of Lender, (ii) any involuntary transfer caused by the death of Grantor or any general partner, shareholder, joint venturer, manager, member or beneficial owner of a trust shall not be a Default under this Deed of Trust so long as Grantor is reconstituted, if required, following such death and so long as those persons responsible for the management of the Property and Grantor remain unchanged as a result of such death or any replacement management is approved by Lender, (iii) gifts for estate planning purposes of any individual’s interests in Grantor or in any of Grantor’s general partners, managing members or joint venturers to the spouse or any lineal
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Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113748/Store No. 568

descendant of such individual, or to a trust for the benefit of any one or more of such individual, spouse, or lineal descendant, shall not be a Default under this Deed of Trust so long as Grantor is reconstituted, if required, following such gift and so long as those persons responsible for the management of the Property and Grantor remain unchanged following such gift or any replacement management is approved by Lender and (iv) membership interests in Grantor and interests in any member of Grantor or in any partner of any member of Grantor may be transferred without the consent of Lender so long as, after any such transfer, Christopher H. Cole or Cole Credit Property Trust III, Inc., or any of their wholly owned affiliates or subsidiaries, “controls” the affairs of Grantor, where the term “control” means the power to direct the management and policies of Grantor, provided, that in all of the foregoing cases such transfer shall be done in a manner that would not violate the Patriot Act, subject to the provisions of the last sentence of Section 6.15.c.(i). In the event of a transfer by Cole REIT III Operating Partnership, LP of its interests in Grantor pursuant to the terms hereof, Grantor agrees to contemporaneously furnish to Lender a new limited guaranty of the Loan (in form and substance as executed at closing of the Loan) by a new guarantor satisfactory to Lender in Lender’s sole and absolute discretion. Grantor shall provide Lender with copies of the applicable transfer documents or governing instruments in each of the foregoing instances in the preceding sentence within fifteen (15) days of the effective date of any such transfer or change.

(iii)	Entity Status. Nothing contained in this Section 6.15.c. shall be construed to permit any Transfer which would result in a breach of any representation, warranty or covenant of Grantor under Section 5.2 above.
d.	Certificates of Ownership. Grantor shall deliver to Lender, at any time and from time to time, not more than five (5) days after Lender’s written request therefor, a certificate, in form acceptable to Lender, signed and dated by Grantor, listing the names of all persons and entities holding direct or indirect legal or beneficial interests in the Property or any Restricted Party and the type and amount of each such interest, except for the ownership of Cole Credit Property Trust III, Inc., a Maryland corporation, for which a certificate shall not be required.
6.16.	EXCULPATION. Lender shall not directly or indirectly be liable to Grantor or any other person as a consequence of: (a) the exercise of the rights, remedies or powers granted to Lender in this Deed of Trust; (b) the failure or refusal of Lender to perform or discharge any obligation or liability of Grantor under any agreement related to the Property or under this Deed of Trust; or (c) any loss sustained by Grantor or any third party resulting from Lender’s failure to lease the Property after a Default (hereafter defined) or from any other act or omission of Lender in managing the Property after a Default unless the loss is caused by the willful misconduct, bad faith or gross negligence of Lender and no such liability shall be asserted or enforced against Lender, all such liability being expressly waived and released by Grantor.

6.17.	ACCEPTANCE OF TRUST; POWERS AND DUTIES OF TRUSTEE. Trustee accepts this trust when this Deed of Trust is recorded. From time to time upon written request of Lender and
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Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113748/Store No. 568

presentation of this Deed of Trust, or a certified copy thereof, for endorsement, and without affecting the personal liability of any person for payment of any indebtedness or performance of any Secured Obligation, Trustee may, without liability therefor and without notice: (a) reconvey all or any part of the Property; (b) consent to the making of any map or plat of the Property; (c) join in granting any easement on the Property; (d) join in any declaration of covenants and restrictions; or (e) join in any extension agreement or any agreement subordinating the lien or charge of this Deed of Trust. Nothing contained in the immediately preceding sentence shall be construed to limit, impair or otherwise affect the rights of Grantor in any respect. Except as may otherwise be required by applicable law, Trustee or Lender may from time to time apply to any court of competent jurisdiction for aid and direction in the execution of the trusts hereunder and the enforcement of the rights and remedies available hereunder, and Trustee or Lender may obtain orders or decrees directing or confirming or approving acts in the execution of said trusts and the enforcement of said remedies. Trustee has no obligation to notify any party of any pending sale or any action or proceeding (including, without limitation, actions in which Grantor, Lender or Trustee shall be a party) unless held or commenced and maintained by Trustee under this Deed of Trust. Trustee shall not be obligated to perform any act required of it hereunder unless the performance of the act is requested in writing and Trustee is reasonably indemnified and held harmless against loss, cost, liability and expense.

6.18.	COMPENSATION OF TRUSTEE. Grantor shall pay to Trustee reasonable compensation and reimbursement for services and expenses in the administration of this trust, including, without limitation, reasonable attorneys’ fees. Grantor shall pay all indebtedness arising under this Section immediately upon demand by Trustee or Lender together with interest thereon from the date the indebtedness arises at the rate of interest then applicable to the principal balance of the Note as specified therein.

6.19.	INDEMNITY. Without in any way limiting any other indemnity contained in this Deed of Trust, Grantor agrees to defend, indemnify and hold harmless the Lender Group (hereinafter defined) from and against any claim, loss, damage, cost, expense or liability directly or indirectly arising out of: (a) the making of the Loan, except for violations of banking laws or regulations by the Lender Group; (b) this Deed of Trust, including, without limitation, all recording costs, taxes, documentary stamp taxes, intangible taxes, and costs of title insurance endorsements; (c) the execution of this Deed of Trust or the performance of any act required or permitted hereunder or by law; (d) any failure of Grantor to perform Grantor’s obligations under this Deed of Trust or the other Loan Documents; (e) any alleged obligation or under-taking on the Lender Group’s part to perform or discharge any of the representations, warranties, conditions, covenants or other obligations contained in any other document related to the Property; (f) any act or omission by Grantor or any contractor, agent, employee or representative of Grantor with respect to the Property; or (g) any claim, loss, damage, cost, expense or liability directly or indirectly arising out of: (i) the use, generation, manufacture, storage, treatment, release, threatened release, discharge, disposal, transportation or presence of any Hazardous Materials which are found in, on, under or about the Property (including, without limitation, underground contamination); or (ii) the breach of any covenant, representation or warranty of Grantor under Sections 5.1.p., 5.1.q., 5.1.r., or 6.2 above. This indemnity shall include, without limitation: (aa) all actual damages (including, without limitation, any third party tort claims or governmental claims, fines or penalties against the Lender Group); (bb) all court costs and reasonable attorneys’ fees (including, without limitation, expert witness fees) paid or incurred by the Lender Group; and (cc)
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Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113748/Store No. 568

the costs, whether foreseeable or unforeseeable, of any investigation, repair, cleanup or detoxification of the Property which is required by any governmental entity or is otherwise necessary to render the Property in compliance with all laws and regulations pertaining to Hazardous Materials. The foregoing to the contrary notwithstanding, this indemnity shall not include any claim, loss, damage, cost, expense or liability directly or indirectly arising out of the gross negligence or willful misconduct of any member of the Lender Group, or any claim, loss, damage, cost, expense or liability incurred by the Lender Group arising from any act or incident on the Property occurring after the full reconveyance and release of the lien of this Deed of Trust upon the Property, or with respect to the matters set forth in clause (g), any claim, loss, damage, cost, expense or liability incurred by the Lender Group resulting from the introduction and initial release of Hazardous Materials on the Property occurring after the transfer of title to the Property at a foreclosure sale under this Deed of Trust, either pursuant to judicial decree or the power of sale, or by deed in lieu of such foreclosure, or after any Member of the Lender Group takes actual possession of the Property prior to such transfer of title to the Property (and not, for example, through the appointment of a receiver). “Lender Group,” as used herein, shall mean (1) Lender (including, without limitation, any participant in the Loan and any of their respective successors or assigns, whether by sale, a secondary market transaction, or otherwise), (2) any entity controlling, controlled by or under common control with Lender, (3) the directors, officers, employees and agents of Lender and such other entities, and (4) the successors, heirs and assigns of the entities and persons described in foregoing clauses (1) through (3). Grantor shall pay immediately upon Lender’s demand any amounts owing under this indemnity together with interest from the date the indebtedness arises until paid at the rate of interest applicable to the principal balance of the Note as specified therein. Grantor agrees to use legal counsel reasonably acceptable to the Lender Group in any action or proceeding arising under this indemnity. THE PROVISIONS OF THIS SECTION SHALL SURVIVE THE SATISFACTION AND RELEASE OF THIS DEED OF TRUST, BUT GRANTOR’S LIABILITY UNDER THIS INDEMNITY SHALL BE SUBJECT TO THE PROVISIONS OF THE SECTION IN THE NOTE ENTITLED “BORROWER’S LIABILITY.” GRANTOR HEREBY AGREES THAT, IN THE EVENT THAT IT IS DETERMINED THAT ADDITIONAL DOCUMENTARY STAMP TAX OR INTANGIBLE TAX IS DUE HEREON OR ANY MORTGAGE OR DEED TO SECURE DEBT OR PROMISSORY NOTE EXECUTED IN CONNECTION HEREWITH (INCLUDING, WITHOUT LIMITATION, THE NOTE), GRANTOR SHALL INDEMNIFY AND HOLD HARMLESS GRANTEE FOR ALL SUCH DOCUMENTARY STAMP TAX AND/OR INTANGIBLE TAX, INCLUDING ALL PENALTIES AND INTEREST ASSESSED OR CHARGED IN CONNECTION THEREWITH. GRANTOR SHALL PAY SAME WITHIN TEN (10) DAYS AFTER DEMAND OF PAYMENT FROM GRANTEE AND THE PAYMENT OF SUCH SUMS SHALL BE SECURED BY THIS DEED OF TRUST AND SUCH SUMS, IF NOT PAID WITHIN SUCH TEN (10) DAY PERIOD, SHALL BEAR INTEREST AT THE DEFAULT RATE (AS DEFINED IN THE NOTE) UNTIL PAID IN FULL.

6.20.	RELEASES, EXTENSIONS, MODIFICATIONS AND ADDITIONAL SECURITY. Without notice to or the consent, approval or agreement of any persons or entities having any interest at any time in the Property or in any manner obligated under the Secured Obligations (“Interested Parties”), Lender may, from time to time: (a) fully or partially release any person or entity from liability for the payment or performance of any Secured Obligation; (b) agree with Grantor to extend the maturity of any Secured Obligation; (c) make any agreement with Grantor increasing the amount or otherwise altering the terms of any Secured Obligation; (d) accept
DEED OF TRUST (VIRGINIA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113748/Store No. 568

additional security for any Secured Obligation; or (e) release all or any portion of the Property, Collateral and other security for any Secured Obligation. Except as expressly set forth in any documents relating to the foregoing actions, none of the foregoing actions shall release or reduce the personal liability of any of said Interested Parties, or release or impair the priority of the lien of this Deed of Trust upon the Property.

6.21.	SALE OR PARTICIPATION OF LOAN. Lender may at any time sell, assign, participate or securitize all or any portion of Lender’s rights and obligations under the Loan Documents, and any such sale, assignment, participation or securitization may be to one or more financial institutions or other entities, to private investors, or into the public securities market, in Lender’s sole discretion. Grantor further agrees that Lender may disseminate to any such actual or potential purchaser(s), assignee(s) or participant(s) (and to any investment banking firms, rating agencies, accounting firms, law firms and other third party advisory firms and investors involved with the Loan and the Loan Documents or the applicable sale, assignment, participation or securitization) all documents and financial and other information heretofore or hereafter provided to or known to Lender with respect to: (a) the Property and its operation; (b) any party connected with the Loan (including, without limitation, Grantor, any partner or member of Grantor, any constituent partner or member of Grantor, any guarantor and any non-borrower). In the event of any such sale, assignment, participation or securitization, Lender and the other parties to the same shall share in the rights and obligations of Lender set forth in the Loan Documents as and to the extent they shall agree among themselves. In connection with any such sale, assignment, participation or securitization, Grantor further agrees that the Loan Documents shall be sufficient evidence of the obligations of Grantor to each purchaser, assignee or participant, and Grantor shall, within fifteen (15) days after request by Lender; (c) deliver to Lender such information and documents relating to Grantor, the Property and its operation and any party connected with the Loan as Lender or any rating agency may request; (d) deliver to Lender an estoppel certificate for the benefit of Lender and any other party designated by Lender verifying the status and terms of the Loan, in form and content satisfactory to Lender; (e) enter into such amendments to the Loan Documents as may be reasonably requested (including, without limitation, to restructure all or any part of the Loan into two or more promissory notes in whatever proportion Lender determines) in order to facilitate any such sale, assignment, participation or securitization without impairing Grantor’s rights or increasing Grantor’s obligations (and without requiring a secondary borrower or grantor); (f) if, as a condition to the closing of the Loan, Grantor was required to be a special-purpose bankruptcy-remote entity, enter into such amendments to the organizational documents of Grantor as any rating agency may request to preserve or enhance Grantor’s special-purpose bankruptcy-remote status; and (g) if, as a condition to the closing of the Loan, Grantor was required to provide Lender with any nonconsolidation opinions, provide Lender with such amendments and restatements of such opinions as any rating agency may request. The preparation and delivery of the foregoing items shall be at Grantor’s sole cost and expense, except for items that are not prepared and/or provided regularly pursuant to the terms of the Loan Documents, and provided further that Grantor obtains Lender’s consent to the cost of any extraordinary item to be paid by Lender prior to incurring such expense. The indemnity obligations of Grantor under the Loan Documents shall also apply with respect to any purchaser, assignee or participant.

6.22.	RECONVEYANCE. Upon payment in full of the Secured Obligations (including, without limitation, repayment in full of all principal, interest and other amounts owing under the Note),
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Loan No. 02-62113748/Store No. 568

and all obligations, if any, of Lender for future advances have been terminated, then, and in that event only, Trustee, at the direction of Lender, shall release, without warranty, this Deed of Trust by reconveying title to the Property or that portion thereof then held hereunder to Grantor. The recitals of any facts in any release shall be conclusively deemed true. To the extent permitted by law, the release may describe the grantee as “the person or persons legally entitled thereto.” Lender shall have no duty to determine the rights of persons claiming to be rightful grantees of any release. When the Property has been fully released, the last such release shall operate as a reassignment of all future rents, issues and profits of the Property to the person or persons legally entitled thereto. Notwithstanding anything to the contrary contained in this Section 6.22, the release of the Property shall not affect (i) any other Secured Obligations under the Loan Documents, (ii) the Environmental Liabilities Agreement executed by Grantor of even date herewith, or (iii) any guaranty now or hereafter executed with respect to the Loan (collectively or severally as the context thereof may suggest or require).

6.23.	SUBROGATION. Lender shall be subrogated to the lien of all encumbrances, whether released of record or not, paid in whole or in part by Lender pursuant to this Deed of Trust or by the proceeds of any loan secured by this Deed of Trust.
ARTICLE 7 DEFAULT
7.1.	DEFAULT. For all purposes hereof, “Default” shall mean either an “Optional Default” (as defined below) or an “Automatic Default” (as defined below).
a.	Optional Default. An “Optional Default” shall occur, at Lender’s option, upon the occurrence of any of the following events:
(i)	Monetary. Grantor shall fail to (aa) pay when due any sums which by their express terms require payment upon the expiration of a specified notice and cure period or sums which are payable on the Maturity Date, or (bb) pay any other sums payable under the Note, this Deed of Trust or any of the other Loan Documents which failure remains uncured for five (5) days after written notice thereof shall have been given to Grantor by Lender, excluding with respect to (aa) or (bb) any monthly payment of principal or interest due under the Note which is an Automatic Default as set forth in Section 7.1.b.(i) of this Deed of Trust.

(ii)	Failure to Perform. Grantor shall fail to observe, perform or discharge any of Grantor’s obligations, covenants, conditions or agreements, other than Grantor’s payment obligations, under the Note, this Deed of Trust or any of the other Loan Documents (including, without limitation, any of the other mortgages and deeds of trust executed as part of the Loan Documents and securing the Note), and (aa) such failure shall remain uncured for thirty (30) days after written notice thereof shall have been given to Grantor by Lender or (bb) if such failure is of such a nature that it cannot be cured within such thirty (30) day period, Grantor shall fail to commence to cure such failure within such thirty (30) day period or shall fail to diligently prosecute such curative action thereafter.
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Loan No. 02-62113748/Store No. 568

(iii)	Representations and Warranties. Any representation, warranty, certificate or other statement (financial or otherwise) made or furnished by or on behalf of Grantor, or a guarantor, if any, to Lender or in connection with any of the Loan Documents, or as an inducement to Lender to make the Loan, shall be false, incorrect, incomplete or misleading in any material respect when made or furnished.

(iv)	Seizure; Attachment. The seizure of any material portion (as reasonably determined by Lender) of the Property; or the sequestration or attachment of, or levy or execution upon any of the Property, the Collateral or any other collateral provided by Grantor under any of the Loan Documents, or any material portion of the other assets of Grantor, other than a condemnation, which sequestration, attachment, levy or execution is not released or dismissed within sixty (60) days after its occurrence; or the sale of any assets effected pursuant to any of the foregoing (other than pursuant to a condemnation).

(v)	Uninsured Casualty. The occurrence of an uninsured casualty with respect to any material portion (as reasonably determined by Lender) of the Property unless: (aa) no other Default has occurred and is continuing at the time of such casualty or occurs thereafter; (bb) Grantor promptly notifies Lender of the occurrence of such casualty; (cc) Tenant is restoring the Property pursuant to the terms of the Lease or is consummating a substitution pursuant to the terms of the Lease; and (dd) if Tenant is not restoring the Property pursuant to the terms of the Lease and an Event of Default exists under the Lease by virtue of such failure to restore, Grantor shall within forty-five (45) days thereafter, deliver to Lender immediately available funds in an amount sufficient, in Lender’s reasonable opinion, to pay all costs of the repair or restoration (including, without limitation, taxes, financing charges, insurance and rent during the repair period). So long as no Default has occurred and is continuing at the time of Lender’s receipt of such funds and no Default occurs thereafter, but subject to the rights of Tenant under any Lease, Lender shall make such funds available for the repair or restoration of the Property. Notwithstanding the foregoing, but subject to the rights of Tenant under any Lease, Lender shall have no obligation to make funds available for repair or restoration of the Property unless and until all the conditions set forth in clauses (bb) and (cc) of Section 6.11.b.(iii) of this Deed of Trust have been satisfied. Grantor acknowledges that the specific conditions described above are reasonable.

(vi)	Lease. With respect to a Lease, Grantor defaults under Section 3.4.b. of this Deed of Trust or a Lease Default occurs under any Lease, and such default or Lease Default remains uncured for thirty (30) days after written notice thereof shall have been given by Lender to Grantor.
b.	Automatic Default. An “Automatic Default” shall occur automatically upon the occurrence of any of the following events:
DEED OF TRUST (VIRGINIA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113748/Store No. 568

(i)	Monetary. Grantor shall fail to pay when due any monthly payment of principal and interest due under the Note and no funds are in the Restricted Account (as defined in the Cash Management Agreement) to make such payment when due; provided, that, no Automatic Default shall be deemed to have occurred if Grantor’s failure to pay results solely from Lender’s failure to timely initiate an ACH debit.

(ii)	Voluntary Bankruptcy, Insolvency, Dissolution. (aa) Grantor’s filing a petition for relief under the Bankruptcy Reform Act of 1978, as amended or recodified (“Bankruptcy Code”), or under any other present or future state or federal law regarding bankruptcy, reorganization or other relief to debtors (collectively, “Debtor Relief Law”); or (bb) Grantor’s filing any pleading in any involuntary proceeding under the Bankruptcy Code or other Debtor Relief Law which admits to the petition’s material allegations regarding Grantor’s insolvency; or (cc) Grantor’s making a general assignment for the benefit of creditors; or (dd) Grantor’s applying for, or the appointment of, a receiver, trustee, custodian or liquidator of Grantor or any of its property; or (ee) the filing by or on behalf of Grantor of a voluntary petition seeking the liquidation or dissolution of Grantor or the commencement of any other procedure by or on behalf of Grantor to liquidate or dissolve Grantor.

(iii)	Involuntary Bankruptcy. Grantor’s failure to effect a full dismissal of any involuntary petition under the Bankruptcy Code or other Debtor Relief Law, or any other procedure to liquidate or dissolve Grantor, that is filed against Grantor or in any way restrains or limits Grantor or Lender regarding the Loan or the Property, prior to the earlier of the entry of any order granting relief sought in the involuntary petition or ninety (90) days after the date of filing of the petition.

(iv)	Partners, Guarantors. The occurrence of an event specified in Sections (ii) or (iii) as to Grantor, any general partner or any member of Grantor, as applicable, or any guarantor obligated to Lender under the Loan Documents.
7.2.	ACCELERATION. Upon the occurrence of an Optional Default, Lender may, at its option, declare all sums owing to Lender under the Note and the other Loan Documents immediately due and payable. Upon the occurrence of an Automatic Default, all sums owing to Lender under the Note and the other Loan Documents shall automatically become immediately due and payable.

7.3.	RIGHTS AND REMEDIES. In addition to the rights and remedies in Section 7.2 above, at any time after a Default, Lender shall have all of the following rights and remedies:
a.	Entry on Property. Subject to the rights of Tenant under any Lease, Lender shall have the right to enter upon the Property from time to time, with or without notice, and without releasing Grantor from any Secured Obligation, and without becoming a grantee in possession, and do such other acts and things as Lender deems necessary or desirable in order to inspect, investigate, assess and protect the security hereof or to cure any Default;
DEED OF TRUST (VIRGINIA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113748/Store No. 568

b.	Appointment of Receiver. Lender shall have the right to apply to a court of competent jurisdiction for and obtain appointment of a receiver, trustee, liquidator or conservator of the Property, with or without notice of hearing, for any purpose, including, without limitation, to enforce Lender’s rights to collect Payments and to enter on and inspect the Property for Hazardous Materials, as a matter of strict right and without regard to: (i) the adequacy of the security for the repayment of the Secured Obligations; (ii) the existence of a declaration that the Secured Obligations are immediately due and payable; (iii) the filing of a notice of default; or (iv) the solvency of Grantor, or any guarantor or other person or entity in any manner obligated to Lender under the Loan Documents;

c.	Foreclosure.
(i)	Trustee may take possession of and sell the Property, or any part thereof requested by Lender to be sold, and in connection therewith Grantor hereby (A) assents to the passage of a decree for the sale of the Property by the equity court having jurisdiction, and (B) authorizes and empowers Trustee to take possession of and sell (or in case of the default of any purchaser to resell) the Property, or any part thereof, all in accordance with the laws or rules of court of the Commonwealth of Virginia relating to deeds of trust, including any amendments thereof, or additions thereto, which do not materially change or impair the remedy. In connection with any foreclosure, Lender and/or Trustee may (y) procure such title reports, surveys, tax histories and appraisals as they deem necessary, and (z) make such repairs and additions to the Property as they deem advisable, all of which shall constitute “Expenses” (hereinafter defined). In the case of any sale under this Deed of Trust, by virtue of judicial proceedings or otherwise, the Property may be sold as an entirety or in parcels, by one (1) sale or by several sales, and any fixtures or Collateral encumbered by this Deed of Trust may be sold at the same sale as the Property or in one (1) or more sales, as may be deemed by Trustee to be appropriate and without regard to any right of Grantor or any other person to the marshalling of assets, for cash, on credit or for other property, for immediate or future delivery, and for such price or prices and on such terms having first given such notice prior to the sale of such time, place and terms by publication in at least one (1) newspaper published or having general circulation in the county or counties in which the Property is located or at such time or times as may be required by the laws of the Commonwealth of Virginia or rule of court of the Commonwealth of Virginia, and such other times and by such other methods, if any, as Trustee, in its sole discretion, shall deem advantageous and proper. “Expenses” means all costs and expenses of any nature whatsoever incurred at any time and from time to time (whether before or after a Default) by Lender or Trustee in exercising or enforcing any rights, powers and remedies provided in this Deed of Trust or any of the other Loan Documents, including, without limitation, reasonable attorney’s fees, court costs, receiver’s fees, management fees and costs incurred in the repair, maintenance and operation of, or taking possession of, or selling, the Property.

(ii)	Any sale hereunder may be made at public auction, at such time or times, at such place or places, and upon such terms and conditions and after such previous
DEED OF TRUST (VIRGINIA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113748/Store No. 568

public notice as Trustee shall deem appropriate and advantageous and as required by the laws of the Commonwealth of Virginia.

(iii)	Upon the terms of such sale being complied with, Trustee shall convey to, and at the cost of, the purchaser or purchasers the interest of Grantor in the Property so sold, free and discharged of and from all estate, title or interest of Grantor, at law or in equity, such purchaser or purchasers being hereby discharged from all liability to see to the application of the purchase money.

(iv)	Lender and any affiliate thereof may be a purchaser of the Property or of any part thereof or of any interest therein at any public sale thereof, whether pursuant to foreclosure or power of sale or otherwise hereunder, without forfeiting its right to collect any deficiency from Grantor; and Lender may apply upon the purchase price the Secured Obligations secured hereby owing to Lender. Lender, upon any such purchase, shall acquire good title to the properties so purchased, free of the lien of this Deed of Trust and free of all rights of redemption in Grantor and free of all liens and encumbrances subordinate to this Deed of Trust.
d.	Statutory Provisions. This Deed of Trust is made under and pursuant to the provisions of the Code of Virginia, Sections 55-58.1, 55-58.2, 55-59, 55-59.1 through 55-59.4 and 55-60, as amended, and shall be construed to impose and confer upon the parties hereto and Lender all the rights, duties, and obligations prescribed by said Sections 55-58.1, 55-58.2, 55-59, 55-59.1 through 55-59.4 and 55-60, as amended, except as herein otherwise restricted, expanded or changed, including without limitation the following rights, duties and obligations described in short form:
(i)	All exemptions are hereby waived.

(ii)	Subject to call on default.

(iii)	Renewal, extension, or reinstatement permitted.

(iv)	Substitution of Trustees collectively or of any of them individually by the Lender is permitted for any reason whatsoever, and any number of times without exhaustion of the right to do so.

(v)	Advertisement required, once a week for two successive weeks in any newspaper of general circulation in the County or City in which the Property is situate.

(vi)	Any Trustee may act.

(vii)	The Trustee may require a deposit in the amount of two percent (2%) of the unpaid principal indebtedness then secured hereby or Fifty Thousand Dollars ($50,000.00), whichever is greater, to accompany each bid at foreclosure sale or sale in lieu thereof.
DEED OF TRUST (VIRGINIA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113748/Store No. 568

e.	Multiple Foreclosures. To resort to and realize upon the security hereunder and any other security now or later held by Lender concurrently or successively and in one or several consolidated or independent judicial actions or lawfully taken non-judicial proceedings, or both, and to apply the proceeds received upon the Secured Obligations all in such order and manner as Trustee and Lender or either of them determine in their sole discretion;

f.	Rights to Collateral. To exercise all rights Trustee or Lender may have with respect to the Collateral under this Deed of Trust, the UCC or otherwise at law; and

g.	Other Rights. To exercise such other rights as Lender may have at law or in equity or pursuant to the terms and conditions of this Deed of Trust or any of the other Loan Documents.

h.	Uniform Commercial Code. Without limitation of Lender’s rights of enforcement with respect to the Collateral or any part thereof in accordance with the procedures for foreclosure of real estate, Lender may exercise its rights of enforcement with respect to the Collateral or any part thereof under the UCC (or under the Uniform Commercial Code in force in any other state to the extent the same is applicable law) and in conjunction with, in addition to or in substitution for those rights and remedies: (1) Lender may enter upon Grantor’s premises to take possession of, assemble and collect the Collateral or, to the extent and for those items of the Collateral permitted under applicable law, to render it unusable; (2) Lender may require Grantor to assemble the Collateral and make it available at a place Lender designates which is mutually convenient to allow Lender to take possession or dispose of the Collateral; (3) written notice mailed to Grantor as provided herein at least ten (10) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice; (4) any sale made pursuant to the provisions of this paragraph shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with and upon the same notice as required for the sale of the Property under power of sale as provided in Section 7.3c hereinabove; (5) in the event of a foreclosure sale, whether made by Trustee under the terms hereof, or under judgment of a court, the Collateral and the other Property may, at the option of Lender, be sold as a whole; (6) it shall not be necessary that Lender take possession of the Collateral or any part thereof prior to the time that any sale pursuant to the provisions of this Section is conducted and it shall not be necessary that the Collateral or any part thereof be present at the location of such sale; (7) with respect to application of proceeds from disposition of the Collateral under Section 7.3c hereinabove, the costs and expenses incident to disposition shall include the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable attorneys’ fees and legal expenses incurred by Lender; (8) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the Secured Obligations or as to the occurrence of any default, or as to Lender having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given, or as to any other act or thing having been duly done by Lender, shall be taken as prima facie evidence of the truth of the facts so stated and
DEED OF TRUST (VIRGINIA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113748/Store No. 568

recited; and (9) Lender may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Lender, including the sending of notices and the conduct of the sale, but in the name and on behalf of Lender.
In connection with any sale or sales hereunder, Lender may elect to treat any of the Property which consists of a right in action or which is property that can be severed from the Property (including, without limitation, any improvements forming a part thereof) without causing structural damage thereto as if the same were personal property or a fixture, as the case may be, and dispose of the same in accordance with applicable law, separate and apart from the sale of the Property.

7.4.	APPLICATION OF FORECLOSURE SALE PROCEEDS. The proceeds of such sale or sales under this Deed of Trust, whether under the assent to a decree, the power of sale, or by equitable foreclosure, shall be held by Trustee and applied as follows: FIRST, to pay (A) all Expenses incurred in connection with such sale or in preparing the Property for such sale and of obtaining possession including, among other things, reasonable counsel fees shall be allowed and paid out of the proceeds of such sale or sales as the court having jurisdiction may deem proper, (B) a reasonable commission and expenses to the Trustee, and (C) all taxes, levies, assessments or other charges relating to the Property which have or in the opinion of Trustee may have, priority over the lien of this Deed of Trust, including the pro rata portion thereof applicable to the taxable period during which any payment is made pursuant to this subsection; SECOND, to pay all of the Secured Obligations and all interest then due and accrued thereon, which shall include interest through the date of ratification of the auditor’s account; THIRD, to pay the amount of any liens of record inferior to this Deed of Trust, together with lawful interest, and lawful claims of third parties against the proceeds of any sale; and LASTLY, to pay the surplus, if any, to Grantor or any person or entity entitled thereto unless otherwise required by law or directed by a court of competent jurisdiction. In the event that the proceeds of any such sale or sales, together with all other monies at the time held by Trustee under this Deed of Trust, are insufficient to pay the foregoing costs and expenses, Lender may, at its sole option, advance such sums as Lender in its sole and absolute discretion shall determine for the purpose of paying all or any part of such costs and expenses, and all such sums so advanced shall be (A) a lien against the Property, (B) added to the amount due under the Note and secured by this Deed of Trust, and (C) payable on demand with interest at the rate of interest applicable to the principal balance of the Note, from and including the date each such advance is made. In any event, Grantor shall be liable to Lender for any deficiency if the proceeds of any such sale or sales are insufficient to pay, in full, all amounts to be distributed pursuant to the clauses FIRST through SECOND above.

7.5.	WAIVER OF MARSHALING RIGHTS. Grantor, for itself and for all parties claiming through or under Grantor, and for all parties who may acquire a lien on or interest in the Property or the Collateral, hereby waives all rights to a sale in inverse order of alienation or to have the Property and/or any other property, including, without limitation, the Collateral, which is now or later may be security for any Secured Obligation, marshaled upon any foreclosure of this Deed of Trust or on a foreclosure of any other security for any of the Secured Obligations.

7.6.	NO CURE OR WAIVER. Neither Lender’s nor Trustee’s nor any receiver’s entry upon and taking possession of all or any part of the Property, nor any collection of rents, issues, profits, insurance proceeds, condemnation proceeds or damages, other security or proceeds of other security, or other sums, nor the application of any collected sum to any Secured Obligation, nor the
DEED OF TRUST (VIRGINIA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113748/Store No. 568

exercise of any other right or remedy by Lender or Trustee or any receiver shall cure or waive any Default or notice of default under this Deed of Trust, or nullify the effect of any notice of default or sale (unless all Secured Obligations then due have been paid or performed and Grantor has cured all other Defaults hereunder), or impair the status of the security, or prejudice Lender or Trustee in the exercise of any right or remedy, or be construed as an affirmation by Lender of any tenancy, lease or option or a subordination of the lien of this Deed of Trust.

7.7.	PAYMENT OF COSTS, EXPENSES AND ATTORNEYS’ FEES. Grantor agrees to pay to Lender immediately and upon demand all costs and expenses incurred by Trustee and Lender in the enforcement of the terms and conditions of this Deed of Trust (including, without limitation, statutory trustee’s fees, court costs and reasonable attorneys’ fees, whether incurred in litigation or not) with interest from the date of expenditure until said sums have been paid at the rate of interest applicable to the principal balance of the Note as specified therein.

7.8.	POWER TO FILE NOTICES AND CURE DEFAULTS. Grantor hereby irrevocably appoints Lender and its successors and assigns, as its attorney-in-fact, which agency is coupled with an interest, to perform any obligation of Grantor hereunder upon the occurrence of an event, act or omission which, with notice or passage of time or both, would constitute a Default, provided, however, that: (a) Lender as such attorney-in-fact shall only be accountable for such funds as are actually received by Lender; and (b) Lender shall not be liable to Grantor or any other person or entity for any failure to act under this Section.

7.9.	REMEDIES CUMULATIVE. All rights and remedies of Lender and Trustee under this Deed of Trust and the other Loan Documents are cumulative and are in addition to all rights and remedies provided by applicable law (including specifically that of foreclosure of this Deed of Trust as though it were a mortgage). Lender may enforce any one or more remedies or rights under the Loan Documents either successively or concurrently.
ARTICLE 8 MISCELLANEOUS PROVISIONS
8.1.	CONSENTS AND APPROVAL. Wherever Lender’s consent, approval, acceptance or satisfaction is required under any provision of this Deed of Trust or any of the other Loan Documents, such consent, approval, acceptance or satisfaction shall not be unreasonably withheld, conditioned or delayed by Lender unless such provision expressly provides otherwise.

8.2.	ATTORNEYS’ FEES. If any legal action, suit or proceeding is commenced between Grantor and Lender regarding their respective rights and obligations under any Loan Document, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, reasonable attorneys’ fees and court costs (including, without limitation, expert witness fees).

8.3.	PERMITTED CONTESTS. After prior written notice to Lender, Grantor may contest, by appropriate legal or other proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any lien, levy, tax or assessment, or any lien of any laborer, mechanic, materialman, supplier or vendor, or the application to Grantor or the Property of any law or the validity thereof (each a “Contested Matter”), the assertion or imposition of which, or the failure to pay when due, would constitute a Default; provided that (a) Grantor pursues the contest diligently, in a manner which Lender determines is not prejudicial to
DEED OF TRUST (VIRGINIA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113748/Store No. 568

Lender, and does not impair the lien of this Deed of Trust upon the Property; (b) the Property, or any part hereof or estate or interest therein, shall not be in any danger of being sold, forfeited or lost by reason of such proceedings; (c) in the case of the contest of any law or other legal requirement, Lender shall not be in any danger of any civil or criminal liability; and (d) if required by Lender, Grantor deposits with Lender any funds or other forms of assurance (including a bond or letter of credit) satisfactory to Lender to protect Lender from the consequences of the contest being unsuccessful. Grantor’s right to contest pursuant to the terms of this provision shall in no way relieve Grantor of its obligations under the Loan or to make payments to Lender as and when due. The Tenant under any Lease shall also have the right to contest any Contested Matter in accordance with the terms of such Lease.

8.4.	GRANTOR AND GRANTEE DEFINED. The term “Grantor” includes both the original Grantor and any subsequent owner or owners of any of the Property, and the term “Lender” includes the original Lender and any future owner or holder, including assignees, pledges and participants, of the Note or any interest therein.

8.5.	DISCLAIMERS.
a.	Relationship. The relationship of Grantor and Lender under this Deed of Trust and the other Loan Documents is, and shall at all times remain, solely that of borrower and lender, and Lender neither undertakes nor assumes any responsibility or duty to Grantor or to any third party with respect to the Property. Notwithstanding any other provisions of this Deed of Trust and the other Loan Documents: (i) Lender is not, and shall not be construed to be, a partner, joint venturer, member, alter ego, manager, controlling person or other business associate or participant of any kind of Grantor, and Lender does not intend to ever assume such status; and (ii) Lender shall not be deemed responsible for or a participant in any acts, omissions or decisions of Grantor.

b.	No Liability. Lender shall not be directly or indirectly liable or responsible for any loss, claim, cause of action, liability, indebtedness, damage or injury of any kind or character to any person or property arising from any construction on, or occupancy or use of, the Property, whether caused by or arising from: (i) any defect in any building, structure, grading, fill, landscaping or other improvements thereon or in any on-site or off-site improvement or other facility therein or thereon; (ii) any act or omission of Grantor or any of Grantor’s agents, employees, independent contractors, licensees or invitees; (iii) any accident in or on the Property or any fire, flood or other casualty or hazard thereon; (iv) the failure of Grantor or any of Grantor’s licensees, employees, invitees, agents, independent contractors or other representatives to maintain the Property in a safe condition; or (v) any nuisance made or suffered on any part of the Property.
DEED OF TRUST (VIRGINIA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113748/Store No. 568

8.6.	SEVERABILITY. If any term of any Loan Document, or the application thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of the Loan Document, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of the Loan Document shall be valid and enforceable to the fullest extent permitted by law.

8.7.	JOINT AND SEVERAL LIABILITY. If more than one person has executed this Deed of Trust as “Grantor,” the obligations of all such persons hereunder shall be joint and several.

8.8.	SEPARATE AND COMMUNITY PROPERTY. Any married person who executes this Deed of Trust as a “Grantor” agrees that any money judgment which Lender obtains pursuant to the terms of this Deed of Trust or any other obligation of that married person secured by this Deed of Trust may be collected by execution upon any separate property or community property of that person.

8.9.	INTEGRATION; INTERPRETATION. The Loan Documents contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated therein and supersede all prior negotiations or agreements, written or oral. The Loan Documents shall not be modified, except by written instrument executed by all parties. Any reference in any of the Loan Documents to the Property or Collateral shall include all or any part of the Property or Collateral. Any reference to the Loan Documents includes any amendments, renewals or extensions now or hereafter approved by Lender in writing. When the identity of the parties or other circumstances make it appropriate, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

8.10.	CAPITALIZED TERMS. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Note.

8.11.	SUCCESSORS IN INTEREST. The terms, covenants, and conditions contained herein and in the other Loan Documents shall be binding upon and inure to the benefit of the heirs, successors and assigns of the parties. The foregoing sentence shall not be construed to permit Grantor to assign the Loan, except as otherwise permitted under the Note or the other Loan Documents.

8.12.	GOVERNING LAW. This Deed of Trust was accepted by Lender in the state of New York, which state the parties agree has a substantial relationship to the parties to the underlying transaction embodied hereby. Accordingly, in all respects, including, without limiting the generality of the foregoing, matters of construction, validity, enforceability and performance, this Deed of Trust, the Note and the other Loan Documents and the obligations arising hereunder and thereunder shall be governed by, and construed in accordance with, the laws of the state of New York applicable to contracts made and performed in such state and any applicable law of the United States of America, except that at all times the provisions for enforcement of all remedies granted hereunder and the creation, perfection and enforcement of the liens and security interests created pursuant hereto and to the other Loan Documents in any Collateral which is located in the state where the Property is located shall be governed by and construed, according to the law of the state where the Property is located except to the extent that under the UCC perfection may be governed by the laws of a different jurisdiction. Except as provided in the immediately preceding sentence, Grantor hereby unconditionally and irrevocably waives, to the fullest extent permitted
DEED OF TRUST (VIRGINIA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113748/Store No. 568

by law, any claim to assert that the law of any jurisdiction other than New York governs this Deed of Trust, the Note and other Loan Documents.

8.13.	CONSENT TO JURISDICTION. Grantor irrevocably submits to the jurisdiction of: (a) any state or federal court sitting in the state of New York over any suit, action, or proceeding, brought by Grantor against Lender, arising out of or relating to this Deed of Trust, the Note or the Loan; (b) any state or federal court sitting in the state where the Property is located or the state in which Grantor’s principal place of business is located over any suit, action or proceeding, brought by Lender against Grantor, arising out of or relating to this Deed of Trust, the Note or the Loan; and (c) any state court sitting in the county of the state where the Property is located over any suit, action, or proceeding, brought by Lender to enforce its rights with respect to the Collateral. Grantor irrevocably waives, to the fullest extent permitted by law, any objection that Grantor may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum.

8.14.	EXHIBITS. Exhibit A is incorporated into this Deed of Trust by this reference as if fully set forth herein.

8.15.	ADDRESSES; REQUEST FOR NOTICE. All notices and other communications that are required or permitted to be given to a party under this Deed of Trust or the other Loan Documents shall be in writing, refer to the Loan number, and shall be sent to such party, either by personal delivery, by overnight delivery service, by certified first class mail, return receipt requested, or by facsimile transmission to the addressee or facsimile number below. All such notices and communications shall be effective upon receipt of such delivery or facsimile transmission. The addresses of the parties are set forth on Page 1 of this Deed of Trust and the facsimile numbers for the parties are as follows:

Lender:

WELLS FARGO BANK, NATIONAL ASSOCIATION FAX No.: (760) 918-2727

Grantor:

COLE CB WAYNESBORO VA, LLC FAX No.: (602) 778-8780

Grantor’s principal place of business is at the address set forth on Page 1 of this Deed of Trust.

Any Grantor whose address is set forth on Page 1 of this Deed of Trust hereby requests that a copy of notice of default and notice of sale be delivered to it at that address. Failure to insert an address shall constitute a designation of Grantor’s last known address as the address for such notice. Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by giving thirty (30) days notice to the other parties in the manner set forth above.
DEED OF TRUST (VIRGINIA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113748/Store No. 568

8.16.	COUNTERPARTS. This Deed of Trust may be executed in any number of counterparts, each of which, when executed and delivered, will be deemed an original and all of which taken together, will be deemed to be one and the same instrument.

8.17.	WAIVER OF JURY TRIAL. GRANTEE AND GRANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS DEED OF TRUST OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF GRANTEE OR GRANTOR. THIS PROVISION IS A MATERIAL INDUCEMENT FOR GRANTEE TO ENTER INTO THIS DEED OF TRUST.

8.18.	NON-WAIVER. By accepting payment of any amount secured hereby after its due date or late performance of any other Secured Obligation, Lender shall not waive its right against any person obligated directly or indirectly hereunder or on any Secured Obligation, either to require prompt payment or performance when due of all other sums and obligations so secured or to declare default for failure to make such prompt payment or performance. No exercise of any right or remedy by Lender hereunder shall constitute a waiver of any other right or remedy herein contained or provided by law. No failure by Lender to exercise any right or remedy hereunder arising upon any Default shall be construed to prejudice Lender’s rights or remedies upon the occurrence of any other or subsequent Default. No delay by Lender in exercising any such right or remedy shall be construed to preclude Lender from the exercise thereof at any time while that Default is continuing. No notice to nor demand on Grantor shall of itself entitle Grantor to any other or further notice or demand in similar or other circumstances.

8.19.	FURTHER ASSURANCES. Grantor shall, upon demand by Lender, execute, acknowledge (if appropriate) and deliver any and all documents and instruments and do or cause to be done all further acts reasonably necessary or appropriate to effectuate the purposes of the Loan Documents and to perfect any assignments contained therein.

8.20.	RELATIONSHIP OF ARTICLES. The rights, remedies and interests of Lender under this Deed of Trust established by Article 1 and the security agreement established by Article 4 are independent and cumulative, and there shall be no merger of any lien created by this Deed of Trust with any security interest created by the security agreement. Lender may elect to exercise or enforce any of its rights, remedies or interests under either or both this Deed of Trust or the security agreement as Lender may from time to time deem appropriate. The absolute assignment of rents and leases established by Article 3 is similarly independent of and separate from this Deed of Trust and the security agreement.

8.21.	MERGER. No merger shall occur as a result of Lender’s acquiring any other estate in, or any other lien on, the Property unless Lender consents to a merger in writing.

8.22.	CROSS-DEFAULT; CROSS-COLLATERALIZATION. The Note is secured by, among other things, this Deed of Trust and those certain other Mortgages, Deeds of Trust, and/or Deeds to Secure Debt of even date herewith, executed by the mortgagor, trustor or grantor, as the case may be, in favor of Lender and covering certain real property and improvements and personal
DEED OF TRUST (VIRGINIA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113748/Store No. 568

property thereon as described therein and located as described on Schedule I hereof (the “Other Mortgages”). The existence of a Default under this Deed of Trust (after the expiration of any applicable notice and cure periods) shall be deemed and shall constitute an Automatic Default under the Other Mortgages (without any further notice and cure by Lender to Grantor which is hereby specifically waived by Grantor for all purposes), and a Default under any of the Other Mortgages (after the expiration of any applicable notice and cure periods), shall be deemed and shall constitute an Automatic Default under this Deed of Trust and the remaining Other Mortgages (without any further notice and cure by Lender to Grantor which is hereby specifically waived by Grantor for all purposes).

8.23.	USA PATRIOT ACT NOTIFICATION. Lender hereby notifies Grantor that, pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies Grantor, which information includes the name and address of Grantor and other information that will allow Lender to identify Grantor in accordance with the Patriot Act.
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DEED OF TRUST (VIRGINIA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113748/Store No. 568

     EXECUTED as of the date first written above with the intent that this be deemed an instrument executed under seal.

GRANTOR:

COLE CB WAYNESBORO VA, LLC,
a Delaware limited liability company

By: Cole REIT Advisors III, LLC, a Delaware limited liability company, its manager

By:	/s/ Todd J. Weiss
Name: Todd J. Weiss
Title: Vice President

STATE OF	ARIZONA
COUNTY OF	MARICOPA
The foregoing instrument was acknowledged before me on August 28, 2009, by TODD J. WEISS, the Vice President of Cole REIT Advisors III, LLC, a Delaware limited liability company, the manager of Cole CB WAYNESBORO VA, LLC, a Delaware limited liability company, on behalf of said limited liability company.

[Notary Seal]	/s/ Mary D. Bates Notary Public, State of ARIZONA
Printed Name: Mary D. Bates
My Commission Expires: September 3, 2012
DEED OF TRUST (VIRGINIA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113748/Store No. 568

Loan No. 02-62113748
EXHIBIT A
DESCRIPTION OF LAND
Unit No.: 568
Property Address: 101 Appletree Lane, Waynesboro, Virginia
Description of Land. The Land referred to in this Assignment is situated in the City of Waynesboro, State of Virginia and is described as follows:
Situated, lying and being all that certain piece or parcel of land located in the City of Waynesboro, Virginia, said parcel being New Lot 2 as shown on a survey by Timmons Group dated May 27, 2004 and entitled Simple Subdivision being a Resubdivision of Lots 2 and 3, Orchard Road Plaza, of record in the Clerk’s Office of the Circuit Court of the City of Waynesboro, Virginia in Plat Book 7, page 66; more particularly described as follows:

Commencing at a set rod lying at the intersection of the Western right of way line of Apple Tree Lane and the Southern right of way line of Red Top Orchard Road, said point being the true point and place of beginning; thence along the said right of way line of Apple Tree Lane with a curve to the left having a radius of 205.00 feet, an arc length of 75.16 feet, an interior angle of 21°00’24”, a chord bearing of South 08°20’10” West and a chord distance of 74.74 feet to a set rod; thence South 02°10’02” East a distance of 247.11 feet to a set rod; thence along a curve to the right having a radius of 145.00 feet, an arc length of 233.66 feet, an interior angle of 88°22’45”, a chord bearing of South 42°01’20” West and a chord distance of 202.14 feet to a set rod; thence along a curve to the right having a radius of 1312.69 feet, an arc length of 66.74 feet, an interior angle of 02°54’47”, a chord bearing of South 87°40’06” West and a chord distance of 66.73 feet to a set rod; thence South 89°07’29” West a distance of 74.31 feet to a set rod; thence leaving said right of way North 02°10’02” West a distance of 405.95 feet to a set rod; thence North 59°10’44” East a distance of 272.47 feet to a found concrete monument, said concrete monument lying on the Southern right of way line of Red Top Orchard Road; thence along said right of way line with a curve to the left having a radius of 435.14 feet, an arc length of 92.09 feet, an interior angle of 12°07’32”, a chord bearing of South 40°02’50” East and a chord distance of 91.92 feet to a set rod, said rod being the true point and place of beginning.

Containing 130,671.179 square feet; 3.000 acres, more or less

Tax Map No. 50-(3)-2

Being the same property conveyed to Cole CB Waynesboro VA, LLC, a Delaware limited liability company from CBOCS, Inc., formerly known as Cracker Barrel Old Country Store, Inc. by deed dated June 30, 2009 and recorded July 6, 2009 in the Clerk’s Office, Circuit Court, City of Waynesboro, Virginia as Instrument No. 090001670.
DEED OF TRUST (VIRGINIA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113748/Store No. 568

SCHEDULE I
LIST OF OTHER MORTGAGES AND CROSS-COLLATERALIZED PROPERTIES
1.	That certain Deed to Secure Debt and Absolute Assignment of Rents and Leases and Security Agreement made by COLE CB Braselton GA, LLC, a Delaware limited liability company, as borrower, in favor of Wells Fargo Bank, National Association, as lender, encumbering property located at 301 Exchange Way, Braselton, Georgia.

2.	That certain Deed to Secure Debt and Absolute Assignment of Rents and Leases and Security Agreement made by COLE CB Bremen GA, LLC, a Delaware limited liability company, as borrower, in favor of Wells Fargo Bank, National Association, as lender, encumbering property located at 106 Price Creek Road, Bremen, Georgia.

3.	That certain Deed to Secure Debt and Absolute Assignment of Rents and Leases and Security Agreement made by COLE CB Columbus GA, LLC, a Delaware limited liability company, as borrower, in favor of Wells Fargo Bank, National Association, as lender, encumbering property located at 1500 Bradley Park Drive, Columbus, Georgia.

4.	That certain Deed of Trust and Absolute Assignment of Rents and Leases and Security Agreement (and Fixture Filing) made by COLE CB Greensboro NC, LLC, a Delaware limited liability company, as borrower, in favor of Wells Fargo Bank, National Association, as lender, encumbering property located at 3701 Elmsley Court, Greensboro, North Carolina.

5.	That certain Deed of Trust and Absolute Assignment of Rents and Leases and Security Agreement (and Fixture Filing) made by COLE CB Mebane NC, LLC, a Delaware limited liability company, as borrower, in favor of Wells Fargo Bank, National Association, as lender, encumbering property located at 135 Spring Forrest Drive, Mebane, North Carolina.

6.	That certain Deed of Trust and Absolute Assignment of Rents and Leases and Security Agreement (and Fixture Filing) made by COLE CB Rocky Mount, LLC, a Delaware limited liability company, as borrower, in favor of Wells Fargo Bank, National Association, as lender, encumbering property located at 238 Enterprise Drive, Rocky Mount, North Carolina.

7.	That certain Mortgage and Absolute Assignment of Rents and Leases and Security Agreement (and Fixture Filing) made by COLE CB Fort Mill SC, LLC, a Delaware limited liability company, as borrower, in favor of Wells Fargo Bank, National Association, as lender, encumbering property located at 295 Carowinds Boulevard, Fort Mill, South Carolina.

8.	That certain Mortgage and Absolute Assignment of Rents and Leases and Security Agreement (and Fixture Filing) made by COLE CB Piedmont SC, LLC, a Delaware limited liability company, as borrower, in favor of Wells Fargo Bank, National Association, as lender, encumbering property located at 591 Highway 183, Piedmont, South Carolina.

9.	That certain Deed of Trust and Absolute Assignment of Rents and Leases and Security Agreement (and Fixture Filing) made by COLE CB Abilene TX, LLC, a Delaware limited
DEED OF TRUST (VIRGINIA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113748/Store No. 568

liability company, as borrower, in favor of Wells Fargo Bank, National Association, as lender, encumbering property located at 1602 Highway 351, Abilene, Texas.

10.	That certain Deed of Trust and Absolute Assignment of Rents and Leases and Security Agreement (and Fixture Filing) made by COLE CB San Antonio TX, LLC, a Delaware limited liability company, as borrower, in favor of Wells Fargo Bank, National Association, as lender, encumbering property located at 123 SW Loop 410, San Antonio, Texas.

11.	That certain Deed of Trust and Absolute Assignment of Rents and Leases and Security Agreement (and Fixture Filing) made by COLE CB Sherman TX, LLC, a Delaware limited liability company, as borrower, in favor of Wells Fargo Bank, National Association, as lender, encumbering property located at 3501 N US Highway 75, Sherman, Texas.

12.	That certain Deed of Trust, Absolute Assignment of Rents and Leases and Security Agreement (and Fixture Filing) made by COLE CB Bristol VA, LLC, a Delaware limited liability company, as borrower, in favor of Wells Fargo Bank, National Association, as lender, encumbering property located at 125 Village Circle, Bristol, Virginia.

13.	That certain Deed of Trust, Absolute Assignment of Rents and Leases and Security Agreement (and Fixture Filing) made by COLE CB Emporia VA, LLC, a Delaware limited liability company, as borrower, in favor of Wells Fargo Bank, National Association, as lender, encumbering property located at 103 Sader Lane, Emporia, Virginia.

14.	That certain Deed of Trust, Absolute Assignment of Rents and Leases and Security Agreement (and Fixture Filing) made by COLE CB Waynesboro VA, LLC, a Delaware limited liability company, as borrower, in favor of Wells Fargo Bank, National Association, as lender, encumbering property located at 101 Appletree Lane, Waynesboro, Virginia.

15.	That certain Deed of Trust, Absolute Assignment of Rents and Leases and Security Agreement (and Fixture Filing) made by COLE CB Woodstock VA, LLC, a Delaware limited liability company, as borrower, in favor of Wells Fargo Bank, National Association, as lender, encumbering property located at 451 West Reservoir Road, Woodstock, Virginia.
Deed of Trust (Virginia)
Wells Fargo/DBAPPLEF — Applebee’s
Loan Nos.                      / Unit No. 568

2

DEED OF TRUST (VIRGINIA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113706/Store No. 614